- - - ---------------------------------------------------------------
- - - ---------------------------------------------------------------






          PEOPLES TELEPHONE COMPANY, INC., as Issuer

                              and

    FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Trustee

                     --------------------



                           INDENTURE


                   Dated as of July 15, 1995

                     --------------------



                         $100,000,000


                  12-1/4% Senior Notes due 2002

             12-1/4% Senior Notes due 2002, Series B






- - - ---------------------------------------------------------------
- - - ---------------------------------------------------------------

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of July 15, 1995

Trust Indenture                                             Indenture
  Act Section                                                Section

Section 310(a)(1)     ......................................  6.09
           (a)(2)     ......................................  6.09
           (a)(3)     ......................................  Not Applicable
           (a)(4)     ......................................  Not Applicable
           (a)(5)     ......................................  6.09
           (b)        ......................................  6.08, 6.10
           (c)        ......................................  Not Applicable
Section 311(a)        ......................................  6.13
           (b)        ......................................  6.13
           (c)        ......................................  Not Applicable
Section 312(a)        ......................................  7.01
           (b)        ......................................  7.02
           (c)        ......................................  7.02
Section 313(a)        ......................................  7.03
           (b)        ......................................  7.03
           (c)        ......................................  7.03
           (d)        ......................................  7.03
Section 314(a)        ......................................  7.04
           (a)(4)     ......................................  10.08
           (b)        ......................................  Not Applicable
           (c)(1)     ......................................  1.04, 4.04
                                                              12.01(c)
           (c)(2)     ......................................  1.04, 4.04
                                                              12.01(c)
           (c)(3)     ......................................  Not Applicable
           (d)        ......................................  Not Applicable
           (e)        ......................................  1.04
Section 315(a)        ......................................  6.01(a)
           (b)        ......................................  6.02
           (c)        ......................................  6.01(b)
           (d)        ......................................  6.01(c)
           (e)        ......................................  5.14
Section 316(a) (last
           sentence)  ......................................  1.01
                                                              ("Outstanding")
           (a)(1)(A)  ......................................  5.12, 5.13
           (a)(1)(B)  ......................................  5.13
           (a)(2)     ......................................  Not Applicable
           (b)        ......................................  5.08
           (c)        ......................................  9.04
Section 317(a)(1)     ......................................  5.03
           (a)(2)     ......................................  5.04
           (b)        ......................................  10.03
Section 318(a)        ......................................  1.08


Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                                TABLE OF CONTENTS


                                                                        Page

PARTIES ............................................................    1

RECITALS ...........................................................    1


                               ARTICLE ONE

                DEFINITIONS AND OTHER PROVISIONS OF
                          GENERAL APPLICATION

Section 1.01.      Definitions .....................................     1
Section 1.02.      Other Definitions ...............................    25
Section 1.03.      Rules of Construction ...........................    26
Section 1.04.      Form of Documents Delivered to
                     Trustee .......................................    26
Section 1.05.      Acts of Holders .................................    28
Section 1.06.      Notices, etc., to the Trustee and the
                     Company .......................................    29
Section 1.07.      Notice to Holders; Waiver .......................    29
Section 1.08.      Conflict with Trust Indenture Act ...............    30
Section 1.09.      Effect of Headings and Table of
                     Contents ......................................    30
Section 1.10.      Successors and Assigns ..........................    30
Section 1.11.      Separability Clause .............................    30
Section 1.12.      Benefits of Indenture ...........................    31
Section 1.13.      GOVERNING LAW ...................................    31
Section 1.14.      No Recourse Against Others ......................    31
Section 1.15.      Independence of Covenants .......................    31
Section 1.16.      Exhibits ........................................    31
Section 1.17.      Counterparts ....................................    32
Section 1.18.      Duplicate Originals .............................    32


                               ARTICLE TWO

                             SECURITY FORMS

Section 2.01.      Forms Generally .................................    32
Section 2.02.      Form of Face of Securities ......................    32
Section 2.03.      Form of Reverse of Security .....................    38


- - - -------------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of this indenture.

                                                                        Page
Section 2.04.      Form of Trustee's Certificate of
                     Authentication ................................    52
Section 2.05.      Form of Legend on Restricted
                     Securities ....................................    53
Section 2.06.      Form of Legend for Global Securities ............    53


                              ARTICLE THREE

                             THE SECURITIES

Section 3.01.      Title and Terms .................................    54
Section 3.02.      Denominations ...................................    56
Section 3.03.      Execution, Authentication, Delivery
                     and Dating ....................................    56
Section 3.04.      Temporary Securities ............................    58
Section 3.05.      Registration, Registration of
                     Transfer and Exchange .........................    59
Section 3.06.      Mutilated, Destroyed, Lost and Stolen
                     Securities ....................................    62
Section 3.07.      Payment of Interest; Interest Rights
                     Preserved .....................................    63
Section 3.08.      Persons Deemed Owners ...........................    64
Section 3.09.      Cancellation ....................................    64
Section 3.10.      Computation of Interest .........................    65
Section 3.11.      Legal Holidays ..................................    65
Section 3.12.      CUSIP Number ....................................    65
Section 3.13.      Book-Entry Provisions for U.S. Global
                     Security ......................................    66
Section 3.14.      Special Transfer Provisions .....................    67


                              ARTICLE FOUR

                  DEFEASANCE OR COVENANT DEFEASANCE

Section 4.01.      Company's Option To Effect Defeasance
                     or Covenant Defeasance ........................    72
Section 4.02.      Defeasance and Discharge ........................    73
Section 4.03.      Covenant Defeasance .............................    73
Section 4.04.      Conditions to Defeasance or Covenant
                     Defeasance ....................................    74
Section 4.05.      Deposited Money and U.S. Government
                     Obligations To Be Held in Trust;
                     Other Miscellaneous Provisions ................    76
Section 4.06.      Reinstatement ...................................    77

                                                                        Page
                              ARTICLE FIVE

                                 REMEDIES

Section 5.01.      Events of Default ...............................    77
Section 5.02.      Acceleration of Maturity; Rescission
                     and Annulment .................................    80
Section 5.03.      Collection of Indebtedness and Suits
                     for Enforcement by Trustee ....................    81
Section 5.04.      Trustee May File Proofs of Claims ...............    82
Section 5.05.      Trustee May Enforce Claims Without
                     Possession of Securities ......................    83
Section 5.06.      Application of Money Collected ..................    84
Section 5.07.      Limitation on Suits .............................    84
Section 5.08.      Unconditional Right of Holders To
                     Receive Principal, Premium and
                     Interest ......................................    85
Section 5.09.      Restoration of Rights and Remedies ..............    85
Section 5.10.      Rights and Remedies Cumulative ..................    86
Section 5.11.      Delay or Omission Not Waiver ....................    86
Section 5.12.      Control by Majority .............................    86
Section 5.13.      Waiver of Past Defaults .........................    87
Section 5.14.      Undertaking for Costs ...........................    87
Section 5.15.      Waiver of Stay, Extension or Usury
                     Laws ..........................................    88
Section 5.16.      Unconditional Right of Holders To
                     Institute Certain Suits .......................    88


                               ARTICLE SIX

                               THE TRUSTEE

Section 6.01.      Certain Duties and Responsibilities .............    88
Section 6.02.      Notice of Defaults ..............................    89
Section 6.03.      Certain Rights of Trustee .......................    90
Section 6.04.      Trustee Not Responsible for Recitals,
                     Dispositions of Securities or
                     Application of Proceeds Thereof ...............    91
Section 6.05.      Trustee and Agents May Hold
                     Securities; Collections; Etc. .................    92
Section 6.06.      Money Held in Trust .............................    92
Section 6.07.      Compensation and Indemnification of
                     Trustee and Its Prior Claim ...................    92
Section 6.08.      Conflicting Interests ...........................    93
Section 6.09.      Corporate Trustee Required;
                     Eligibility ...................................    93

                                                                        Page
Section 6.10.      Resignation and Removal; Appointment
                     of Successor Trustee ..........................    94
Section 6.11.      Acceptance of Appointment by
                     Successor .....................................    95
Section 6.12.      Successor Trustee by Merger, etc. ...............    96
Section 6.13.      Preferential Collection of Claims
                     Against Company ...............................    97


                              ARTICLE SEVEN

                    HOLDERS' LISTS AND REPORTS BY
                          TRUSTEE AND COMPANY

Section 7.01.      Preservation of Information; Company
                     To Furnish Trustee Names and
                     Addresses of Holders ..........................    97
Section 7.02.      Communications of Holders .......................    98
Section 7.03.      Reports by Trustee ..............................    98
Section 7.04.      Reports by Company ..............................    98


                              ARTICLE EIGHT

                         SUCCESSOR CORPORATION

Section 8.01.      When Company May Merge, etc. ....................    99
Section 8.02.      Successor Substituted ...........................   100


                              ARTICLE NINE

                AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.01.      Without Consent of Holders ......................   101
Section 9.02.      With Consent of Holders..........................   101
Section 9.03.      Compliance with Trust Indenture Act .............   103
Section 9.04.      Revocation and Effect of Consents ...............   103
Section 9.05.      Notation on or Exchange of
                     Securities ....................................   104
Section 9.06.      Trustee May Sign Amendments, etc. ...............   104

                                                                       Page
                               ARTICLE TEN

                                COVENANTS

Section 10.01.     Payment of Principal, Premium and
                     Interest ......................................   105
Section 10.02.     Maintenance of Office or Agency .................   105

Section 10.03.     Money for Security Payments To Be
                     Held in Trust .................................   106
Section 10.04.     Corporate Existence .............................   107
Section 10.05.     Payment of Taxes and Other Claims ...............   108
Section 10.06.     Maintenance of Properties .......................   108
Section 10.07.     Insurance .......................................   108
Section 10.08.     Compliance Certificate ..........................   109
Section 10.09.     SEC Reports and Other Information ...............   110
Section 10.10      Designation of Unrestricted
                     Subsidiaries ..................................   111
Section 10.11.     Limitation on Indebtedness ......................   112
Section 10.12.     Limitation on Restricted Payments ...............   115
Section 10.13.     Limitation on Transactions with
                     Interested Persons ............................   118
Section 10.14.     Disposition of Proceeds of Asset
                     Sales .........................................   119
Section 10.15.     Change of Control ...............................   123
Section 10.16.     Limitation on Liens .............................   126
Section 10.17.     Limitation on Issuances and Sales of
                     Preferred Stock by Restricted
                     Subsidiaries ..................................   127
Section 10.18.     Limitation on Dividends and Other
                     Payment Restrictions Affecting
                     Restricted Subsidiaries .......................   127


                             ARTICLE ELEVEN

                       REDEMPTION OF SECURITIES

Section 11.01.     Right of Redemption .............................   128
Section 11.02.     Applicability of Article ........................   128
Section 11.03.     Election To Redeem; Notice to
                     Trustee .......................................   128
Section 11.04.     Selection by Trustee of Securities To
                     Be Redeemed ...................................   128
Section 11.05.     Notice of Redemption ............................   129
Section 11.06.     Deposit of Redemption Price .....................   130
Section 11.07.     Securities Payable on Redemption
                     Date ..........................................   130

                                                                       Page
Section 11.08.     Securities Redeemed or Purchased in
                     Part ..........................................   131


                             ARTICLE TWELVE

                      SATISFACTION AND DISCHARGE

Section 12.01.     Satisfaction and Discharge of
                     Indenture .....................................   131
Section 12.02.     Application of Trust Money ......................   133


TESTIMONIUM  ........................................................  134

SIGNATURES  .........................................................  134



EXHIBIT A       FORM OF CERTIFICATE TO BE DELIVERED IN
                CONNECTION WITH TRANSFERS TO NON-QIB
                INSTITUTIONAL ACCREDITED INVESTORS
EXHIBIT B       FORM OF CERTIFICATE TO BE DELIVERED UPON
                  TERMINATION OF RESTRICTED PERIOD
EXHIBIT C       FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                  WITH TRANSFERS PURSUANT TO REGULATION S

            INDENTURE, dated as of July 15, 1995, between PEOPLES
TELEPHONE COMPANY, INC., a New York corporation (the
"Company"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, as trustee (the "Trustee").

                                 RECITALS

            The Company has duly authorized the creation of an issue of 12-1/4% Senior Notes due 2002 (the "Series A Securities"), and an issue of 12-1/4% Senior Notes due 2002, Series B (the "Series B Securities," and together with the Series A Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. (Each of the Series A Securities and the Series B Securities shall sometimes be referred to hereinafter as a "series.")

            All things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with the terms hereof.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                ARTICLE ONE

          DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

            Section 1.01.  Definitions.

            "Acquired Indebtedness" means Indebtedness of a person (a) assumed in connection with an Asset Acquisition from such person or (b) existing at the time such person becomes a Restricted Subsidiary, which, in either case, was not created or entered into in anticipation or contemplation of an Asset Acquisition or such person becoming a Restricted Subsidiary.

            "Affiliate" means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person.

            "Agent Members" shall have the meaning specified in
Section 3.13 hereof.

            "Asset Acquisition" means (a) an Investment by the Company or any Restricted Subsidiary in any other person pursuant to which such person shall become a Restricted Subsidiary or shall be merged with or into the Company or any Restricted Subsidiary, (b) the acquisition by the Company or any Restricted Subsidiary of the assets of any person which constitute all or substantially all of the assets of such person or any division or line (whether based on product or geography) of business of such person or (c) the acquisition by the Company or any Restricted Subsidiary of any public pay telephones, inmate telephones, cellular telephones and/or telephone operating facility from any person other than the manufacturer (or an Affiliate thereof or special purpose finance entity related thereto) of such telephones in a transaction involving consideration having a Fair Market Value equal to or greater than $500,000.

            "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition to any person other than the Company or a Wholly-Owned Restricted Subsidiary, in one or a series of related transactions, of (a) any Capital Stock of any Restricted Subsidiary; (b) all or substantially all of the properties and assets of any division or line (whether based on product or geography) of business of the Company or any Restricted Subsidiary; (c) any other properties or assets of the Company or any Restricted Subsidiary other than in the ordinary course of business; or (d) any public pay telephones, inmate telephones, cellular telephones and/or telephone operating facility by the Company or any Restricted Subsidiary or for purposes of Section 10.14, PTC Cellular, Inc. involving consideration having a Fair Market Value equal to or greater than $500,000. For the purposes of this definition, the term "Asset Sale" shall not include (i) any sale, issuance, conveyance, transfer, lease or other disposition of properties or assets that is governed by Article Eight, (ii) sales of obsolete equipment and (iii) any sale, issuance, conveyance, transfer, lease or other disposition of properties or assets, whether in one transaction or a series of related transactions, involving assets with a Fair Market Value not in excess of $50,000.

            "Average Life to Stated Maturity" means, with respect to any Indebtedness, as at any date of determination, the quotient obtained by dividing (a) the sum of the products of
(i) the number of years from such date to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund requirements) of such Indebtedness multiplied by (ii) the amount of each such principal payment by
(b) the sum of all such principal payments.

            "Bankruptcy Law" means Title 11 of the United States Code or any similar United States federal or state law relating to, bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or the law of any other jurisdiction relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

            "Bankruptcy Order" means any court order made in a proceeding pursuant to or within the meaning of any Bankruptcy Law, containing an adjudication of bankruptcy or insolvency, or providing for liquidation, receivership, winding-up, dissolution or reorganization, or appointing a Custodian of a debtor or of all or any substantial part of a debtor's property, or providing for the staying, arrangement, adjustment or composition of indebtedness or other relief of a debtor.

            "Board" means the Board of Directors of the Company.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company, to have been duly adopted by the Board and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" means each Monday, Tuesday, Wednesday,
Thursday and Friday which is not a day on which banking institutions in the City of New York, State of New York or the City of Charlotte, State of North Carolina are authorized or obligated by law, regulation or executive order to close.

            "Capital Stock" means, with respect to any person, any and all shares, interests, participations, rights in, or other equivalents (however designated) of such person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

            "Capitalized Lease Obligation" means any obligation under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

            "Cash Equivalents" means, at any time, (i) any evidence of Indebtedness with a maturity of 365 days (or for the purposes of Section 10.14, 270 days) or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit or acceptances with a maturity of 365 days (or for the purposes of Section 10.14, 270 days) or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $250,000,000; (iii) commercial paper with a maturity of 365 days (or for the purposes of Section 10.14, 270 days) or less issued by a corporation that is not an Affiliate of the Company organized under the laws of any State of the United States or the District of Columbia and rated at least A-1 by Standard & Poor's Corporation or at least P-1 by Moody's Investors Service, Inc. or at least an equivalent rating category of another nationally recognized securities rating agency;
(iv) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the government of the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition; and (v) money market accounts with a financial institution of the type described in clause (ii) above which invest substantially in instruments of the types described in clauses (i) through (iv) above.

            "Change of Control" means the occurrence of any of the following events: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange
Act), other than a Permitted Holder, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has a right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the Company; or
(b) the Company consolidates with, or merges with or into another person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person, or any person consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company, is converted into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding Voting Stock of the Company is converted into or exchanged for (1) Voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation or (2) cash, securities and other property in an amount which could be paid by the Company as a Restricted Payment pursuant to Section
10.12 and (ii) immediately after such transaction no "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than a Permitted Holder, is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the surviving or transferee corporation.

            "Commission" or "SEC" means the Securities and Exchange Commission, as from time to time constituted, or if at any time after the execution of this Indenture such Commission is not existing and performing the applicable duties now assigned to it, then the body or bodies performing such duties at such time.

            "Common Stock" means, with respect to any person, any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or nonvoting) of, such person's common stock, whether outstanding at the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

            "Company" means the person named as the "Company" in the first paragraph of this Indenture, until a successor person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor person.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its Chief Financial Officer, its Chief Executive Officer, its President or a Vice President, and by any one of its Secretary or an Assistant Secretary, and delivered to the Trustee.

            "Consolidated Cash Flow Available for Fixed Charges" means, with respect to the Company and the Restricted Subsidiaries for any period, (i) the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (a) Consolidated Net Income,
(b) Consolidated Non-cash Charges, (c) Consolidated Interest Expense to the extent reducing Consolidated Net Income,
(d) Consolidated Income Tax Expense to the extent reducing Consolidated Net Income and (e) to the extent incurred in such period and not otherwise included in clause (b) above, the 1994 Charges to the extent reducing Consolidated Net Income less
(ii) non-cash items increasing Consolidated Net Income.

            "Consolidated Fixed Charge Coverage Ratio" means, with respect to the Company, the ratio of the aggregate amount of Consolidated Cash Flow Available for Fixed Charges of the Company and the Restricted Subsidiaries for the four full fiscal quarters for which financial information in respect thereof is available immediately preceding the date of the transaction (the "Transaction Date") giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio (such four full fiscal quarter period being referred to herein as the "Four Quarter Period") to the aggregate amount of Consolidated Fixed Charges of the Company for the Four Quarter Period. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated Cash Flow Available for Fixed Charges" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to, without duplication, (a) the incurrence of any Indebtedness of the Company or any Restricted Subsidiary during the period commencing on the first day of the Four Quarter Period to and including the Transaction Date (the "Reference Period"), including, without limitation, the incurrence of the Indebtedness giving rise to the need to make such calculation, as if such incurrence occurred on the first day of the Reference Period, (b) an adjustment to eliminate or include, as the case may be, the Consolidated Cash Flow Available for Fixed Charges and the Consolidated Fixed Charges of such person directly attributable to assets which are the subject of any Asset Sales or Asset Acquisitions occurring during the

Reference Period, as if such Asset Sale (after giving effect to any Designation of Unrestricted Subsidiaries) or Asset Acquisition occurred on the first day of the Reference Period and (c) the retirement of Indebtedness which cannot be reborrowed during the
 Reference Period as if retired on the first day of the Reference
Period. Furthermore, in calculating "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio," (i) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date, (ii) if interest on any Indebtedness actually incurred on the Transaction Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Transaction Date will be deemed to have been in effect during the Reference Period; and (iii) notwithstanding clauses
(i) and (ii) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Rate Protection Obligations, shall be deemed to have accrued at the rate per annum resulting after giving effect to the operation of such agreements to the extent then applicable.

            "Consolidated Fixed Charges" means, with respect to the Company for any period, the sum of, without duplication, the amounts for such period of (i) Consolidated Interest Expense and (ii) the aggregate amount of dividends and other distributions paid or accrued during such period in respect of Redeemable Capital Stock (other than the UBS Capital Preferred Stock) of the Company and the Restricted Subsidiaries on a consolidated basis.

            "Consolidated Income Tax Expense" means, with respect to the Company for any period, the provision for federal, state, local and foreign income taxes of the Company and the Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

            "Consolidated Interest Expense" means, with respect to the Company for any period, without duplication, the sum of
(i) the interest expense of the Company and the Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation,
(a) any amortization of debt discount, (b) the net cost under Interest

Rate Protection Obligations (including any amortization of discounts),
(c) the interest portion of any deferred payment obligation,
(d) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and
(e) all accrued interest and (ii) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by the Company and the Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP. Notwithstanding anything herein to the contrary, Consolidated Interest Expense shall include amounts which would constitute Consolidated Interest Expense but for the treatment of the Discontinued Operations under GAAP.

            "Consolidated Net Income" means, with respect to the Company and the Restricted Subsidiaries for any period, the consolidated net income (or loss) from continued operations of the Company and the Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income (or loss), by excluding, without duplication, (i) all extraordinary gains and losses (net of fees and expenses relating to the transaction giving rise thereto), (ii) the portion of net income (or loss) of the Company and the Restricted Subsidiaries allocable to minority interests in unconsolidated persons except to the extent that cash dividends or distributions have actually been received by the Company or a Restricted Subsidiary, (iii) net income (or loss) of any person combined with such person or one of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) any gain realized upon the termination of any employee pension benefit plan, on an after-tax basis, (v) gains in respect of any Asset Sales by the Company or a Restricted Subsidiary (net of fees and expenses relating to the transaction giving rise thereto) on an after-tax basis,
(vi) the net income of any Unrestricted Subsidiary except to the extent that cash dividends or distributions have been actually received by the Company or one of the Restricted Subsidiaries, (vii) the cumulative non-cash effect of any change in accounting principle and (viii) the net income of any Restricted Subsidiary to the extent that the declaration of dividends or similar distributions by the Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Restricted Subsidiary or its stockholders.

            "Consolidated Non-cash Charges" means, with respect to the Company for any period, the aggregate depreciation, amortization and other non-cash expenses of the Company and the Restricted Subsidiaries reducing Consolidated Net Income of such person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

            "consolidation" means, with respect to the Company, the consolidation of the accounts of the Restricted Subsidiaries with those of the Company, all in accordance with GAAP; provided that "consolidation" will not include consolidation of the accounts of any Unrestricted Subsidiary with the accounts of the Company. The term "consolidated" has a correlative meaning to the foregoing.

            "control" means, with respect to any specified person, the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 230 South Tryon Street, 8th Floor, Charlotte, North Carolina 28288-1179,
Attention:  Daniel J. Ober.

            "Credit Agreement" means the Fourth Amended and Restated Loan and Security Agreement dated as of July 19, 1995, by and among the Company, as Borrower, Creditanstalt-Bankverein, as lender, and any other lenders which become parties from time to time thereto, together with the related documents thereto (including, without limitation, any security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the Indebtedness under such agreement or any successor agreement in compliance with this Indenture.

            "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any of the

Restricted Subsidiaries against fluctuations in currency values.

            "Custodian" means any receiver, interim receiver, receiver and manager, receiver-manager, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law or any other person with like powers whether appointed judicially or out of court and whether pursuant to an interim or final appointment.

            "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

            "Depository" means, with respect to the Securities issued in the form of one or more Global Securities, The Depository Trust Company or another person designated as Depository by the Company, which must be a clearing agency registered under the Exchange Act.

            "Designation" shall have the meaning specified in
Section 10.10 hereof.

            "Designation Amount" shall have the meaning specified in Section 10.10 hereof.

            "Discontinued Operations" means those business segments of the Company segregated and accounted for as discontinued operations for financial accounting purposes as of the Issue Date for so long as such operations constitute discontinued operations.

            "Equity Offering" means an offering, whether public or private, of Capital Stock (other than Redeemable Capital Stock or Capital Stock requiring the payment of dividends in cash or Redeemable Capital Stock at any time on or prior to any Stated Maturity of the Securities) of the Company issued and sold directly by the Company.

            "Event of Default" shall have the meaning specified in Section 5.01 hereof.

            "Exchange Act" means the Securities Exchange Act of
1934, as amended.

            "Exchange Offer" means any exchange pursuant to the Registration Rights Agreement of Series A Securities for a like principal amount of Series B Securities.

            "Fair Market Value" means, with respect to any asset, the price (after taking into account any liabilities relating to such assets) which could be negotiated in an arm's length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction; provided that, except with respect to any Asset Sale which involves an asset or assets the value of which could reasonably be expected to exceed $500,000, the Fair Market Value of any such asset or assets shall be determined by the Board, acting in good faith and shall be evidenced by a Board Resolution delivered to the Trustee.

            "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, which are applicable as of the date of determination and are consistently applied.

            "Global Security" means a Security evidencing all or a part of the Securities to be issued as book-entry securities, issued to the Depository in accordance with Section 3.03 and bearing the legend prescribed in Section 2.06.

            "guarantee" means, as applied to any obligation,
(i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit. A guarantee shall include, without limitation, any agreement to maintain or preserve any other person's financial condition or to cause any other person to achieve certain levels of operating results.

            "Holder" or "Securityholder" means a person in whose name a Security is registered in the Security Register.

            "Indebtedness" means, with respect to any person, without duplication, (a) all liabilities of such person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such person in connection with any letters of credit, banker's acceptance or other similar credit transaction, (b) all obligations of such person evidenced by bonds, notes, debentures or other similar instruments, (c) all Indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business, (d) all Capitalized Lease Obligations of such person, (e) all Indebtedness referred to in the preceding clauses of other persons and all dividends of other persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon property (including, without limitation, accounts and contract rights) owned by such person, even though such person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured),
(f) all guarantees of Indebtedness referred to in this definition by such person, (g) all Redeemable Capital Stock valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends, (h) all obligations under or in respect of foreign exchange contracts, currency swap agreements or other similar agreements and Interest Rate Protection Obligations of such person and (i) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) through (h) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value shall be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock. When any person becomes a Restricted Subsidiary, there shall be deemed to have been an incurrence by such Restricted Subsidiary of all Indebtedness for which it is liable at the time it becomes a Restricted Subsidiary. If the Company or any of the Restricted Subsidiaries, directly or indirectly, guarantees Indebtedness of a third person, there shall be deemed to be an incurrence of such guaranteed Indebtedness as if the Company or such Restricted Subsidiary had directly incurred or otherwise assumed such guaranteed Indebtedness.

            "Indenture" means this instrument as originally executed (including all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

            "Independent Director" means, with respect to any transaction or series of transactions, a member of the Board who is not employed by the Company (other than as a consultant) and who does not have, or was not appointed to the Board of a shareholder which has, any material direct or indirect financial interest in or with respect to such transaction or series of transactions.

            "Independent Financial Advisor" means a firm
(i) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Company and (ii) which, in the judgment of the Board, is otherwise independent and qualified to perform the task for which it is to be engaged.

            "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities
Act.

            "interest," when used with respect to any Security, means the amount of all interest accruing on such Security, including all additional interest payable on the Securities pursuant to the Registration Rights Agreement and all interest accruing subsequent to the occurrence of any events specified in Sections 5.01(h), (i) and (j) or which would have accrued but for any such event, whether or not such claims are allowable under applicable law.

            "Interest Payment Date" means, when used with respect to any Security, the Stated Maturity of an installment of interest on such Security, as set forth in such Security.

            "Interest Rate Protection Obligations" means the obligations of any person pursuant to any arrangement with any other person whereby, directly or indirectly, such person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

            "Interested Person" shall have the meaning specified in Section 10.13.

            "Investment" means, with respect to any person, any direct or indirect loan or other extension of credit (including by way of a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other person. "Investments" shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices. In addition to the foregoing, any foreign exchange contract, currency swap agreement or other similar agreement shall constitute an Investment hereunder.

            "Issue Date" means July 19, 1995.

            "Lien" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind. A person shall be deemed to own subject to a Lien any property which such person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

            "Maturity" means, with respect to any Security, the date on which any principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption or purchase or otherwise.

            "Net Cash Proceeds" means, with respect to any Asset Sale, the sum of (a) the proceeds thereof in the form of cash or Cash Equivalents (including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary)) and (b) the aggregate principal amount (or, in the case of Indebtedness issued with original issue discount, accreted value) of any Indebtedness of the Company or any Restricted Subsidiary assumed by the purchaser of the assets or shares subject to such Asset Sale and as to which the Company or any Restricted Subsidiary has been unconditionally released, net of (i) brokerage commissions and other fees and expenses (including, without limitation, fees and expenses of legal counsel and investment bankers) related to such Asset Sale,
(ii) provisions for all taxes payable as a result of such Asset Sale, (iii) amounts required to be paid to any person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale (which, in the case of a Lien permitted under this Indenture, is being pledged or used to permanently reduce Indebtedness secured by such Lien) and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP consistently applied against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an officers' certificate delivered to the Trustee; provided that any amounts remaining after such adjustments, revaluations or liquidations of such reserves shall also constitute Net Cash Proceeds.

            "Non-U.S. person" means a person who is not a U.S.
person, as defined in Regulation S.

            "1994 Charges" means the one time charges taken by the Company in the fiscal year ended December 31, 1994 and reflected in the financial statements included in the Offering
Memorandum.

            "Offering Memorandum" means the Offering Memorandum dated July 12, 1995 pursuant to which the Securities were offered.

            "Officers' Certificate" means a certificate signed by the Chairman of the Board, Vice Chairman, a Co-Chief Executive Officer, the Chief Financial Officer, the President or a Vice President, and by the Secretary or an Assistant Secretary, of the Company and delivered to the Trustee.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or the Trustee, and who shall be acceptable to the Trustee.

            "Other Senior Debt" means Indebtedness of the Company ranking pari passu in right of payment with the Securities, the terms of which require that Net Cash Proceeds be used to permanently reduce (and thereby also reduce commitments relating to) such Indebtedness.

            "Other Senior Debt Pro Rata Share" means a fraction,
(i) the numerator of which is the aggregate principal amount of Other Senior Debt outstanding on the date Net Cash Proceeds are received and (ii) the denominator of which is the sum of
(x) the aggregate principal amount of Securities Outstanding on such date and (y) the aggregate principal amount of any Other Senior Debt outstanding on such date.

            "Outstanding" means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

           (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Affiliate thereof) in trust for the Holders of such Securities; provided, however, that if such Securities are to be redeemed, notice of such redemption has been duly and irrevocably given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Securities with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Four, to the extent provided in Sections 4.02 and 4.03; and

           (iv) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor under the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor under the Securities or any Affiliate of the Company or such other obligor.

            "Paying Agent" means any person authorized by the Company to pay the principal, premium, if any, or interest on any Securities on behalf of the Company.

            "Permitted Holders" mean any of the following individually or collectively: (i) UBS Capital Corporation or its Affiliates; (ii) Jeffrey Hanft; (iii) Robert D. Rubin; and
(iv) their respective controlled Affiliates.

            "Permitted Investments" means any of the following
(i) Investments in Cash Equivalents; (ii) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits; (iii) Interest Rate Protection Obligations and Currency Agreements permitted under clause (e) of Section 10.11; (iv) any issuance of Capital Stock (other than Redeemable Capital Stock) of the Company in exchange for Capital Stock, property or assets of another person; and
(v) Investments representing Capital Stock or obligations issued to the Company or any of the Restricted Subsidiaries in settlement of claims against any other person by reason of a composition or readjustment of debt or a reorganization of any debtor of the Company or such Restricted Subsidiary.

            "Permitted Liens" means the following types of Liens:

            (a) Liens for taxes, assessments or governmental charges or claims either (i) not delinquent or (ii) contested in good faith by appropriate proceedings and as to which the Company or the Restricted Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

            (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

            (c) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

            (d) judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

            (e) easements, reservations, licenses, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Company or any of the Restricted Subsidiaries;

            (f) any interest or title of a lessor or sublessor under any Capitalized Lease Obligation or operating lease;

            (g) purchase money Liens incurred in the ordinary course of business; provided that (i) the related purchase money Indebtedness shall not be secured by any property or assets of the Company or any Restricted Subsidiary other than the property and assets so acquired and (ii) the Lien securing such Indebtedness shall be created within 90 days of such acquisition;

            (h) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

            (i) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of the Restricted Subsidiaries, including rights of offset and set-off;

            (j)  Liens securing Interest Rate Protection
      Obligations and Currency Agreements, which Interest Rate
      Protection Obligations and Currency Agreements relate to
      Indebtedness that is secured by Liens otherwise permitted under this Indenture;

            (k) Liens securing Indebtedness of the Company or any Restricted Subsidiary incurred to purchase public pay telephones, which Indebtedness is permitted to be incurred pursuant to Section 10.11, is owed to a vendor or to a bank or other financial institution and has financed the purchase of such public pay telephones; provided that
      (i) the amount of such Indebtedness does not exceed, at the time of incurrence, the lesser of the book value or the Fair Market Value of the public pay telephones so acquired and (ii) the Indebtedness shall not be secured by any property or assets of the Company or any Restricted Subsidiary other than the public pay telephones so acquired;

            (l) Liens securing Indebtedness under Capitalized Lease Obligations incurred by the Company or a Restricted Subsidiary after the Issue Date in the ordinary course of business to the extent relating to property and assets subject to the applicable lease and which are securing solely the lease rental of such property, plus reasonable fees and expenses incurred in connection therewith; and

            (m) Liens securing Acquired Indebtedness created prior to (and not created in connection with or in contemplation of) the incurrence of such Indebtedness by the Company or any Restricted Subsidiary; provided that such Lien does not extend to any property or assets of the Company or any Restricted Subsidiary other than the property and assets acquired in the transaction resulting in such Acquired Indebtedness being incurred by the Company or any Restricted Subsidiary; provided, further, that such Acquired Indebtedness is permitted to be incurred by the

      Company or such Restricted Subsidiary, as the case may be, pursuant to Section 10.11.

            "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Predecessor Security" means, with respect to any particular Security, every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 hereof in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

            "Preferred Stock" means, with respect to any person, any and all shares, interests, participations or other equivalents (however designated) of such person's preferred or preference stock whether now outstanding or issued after the Issue Date, and including, without limitation, all classes and series of preferred or preference stock of such person.

            "Private Exchange Securities" shall have the meaning specified in the Registration Rights Agreement.

            "Private Placement Legend" means the legend initially set forth on the Securities in the form set forth in
Section 2.02(a).

            "Purchase Agreement" means the Purchase Agreement, dated as of July 12, 1995, among the Company and Merrill Lynch
& Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

            "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

            "Redeemable Capital Stock" means any class or series of Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed on or prior to any Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time on or prior to any Stated Maturity of the Securities, or is convertible into or exchangeable for debt securities at any time prior to any Stated Maturity of the Securities.

            "Redemption Date" means, with respect to any Security to be redeemed, any date fixed for such redemption by or pursuant to this Indenture and the terms of the Securities.

            "Redemption Price" means, with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture and the terms of the Securities.

            "Registered Exchange Offer" means the registration by the Company, under the Securities Act of all Series B
Securities that are not Private Exchange Securities pursuant to a registration statement under which the Company offers each Holder of Series A Securities the opportunity to exchange all Series A Securities held by such Holder for Series B Securities in an aggregate principal amount equal to the aggregate principal amount of Series A Securities held by such Holder, all in accordance with the terms and conditions of the Registration Rights Agreement.

            "Registrable Securities" shall have the meaning specified in the Registration Rights Agreement.

            "Registration Rights Agreement" means the
Registration Rights Agreement, dated July 19, 1995 by and between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

            "Regular Record Date" means the Regular Record Date specified in the Securities.

            "Regulation S" means Regulation S under the
Securities Act.

            "Responsible Officer" means, with respect to the Trustee, the chairman or vice chairman of the board of directors, the chairman or vice chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

            "Restricted Payment" shall have the meaning specified in Section 10.12 hereof.

            "Restricted Payments Availability" means, at any date, the amount available as of such date for Restricted Payments as determined by reference to clauses (C)(1), (2), (3) and (4) of the first paragraph of Section 10.12 at such date, less the amount of all Restricted Payments previously declared or made from and after the Issue Date to such date.

            "Restricted Subsidiary" means any Subsidiary of the Company that has not been designated by the Board, by a Board Resolution delivered to the Trustee, as an Unrestricted Subsidiary pursuant to and in compliance with Section 10.10 hereof. Any such designation may be revoked by a Board Resolution delivered to the Trustee, subject to the provisions of such Section 10.10.

            "Revocation" shall have the meaning specified in
Section 10.10 hereof.

            "Rule 144A" means Rule 144A under the Securities Act.

            "Securities" means any of the securities, as defined in the first paragraph of the recitals hereof, that are authenticated and delivered under this Indenture. For all purposes of this Indenture, the term "Securities" shall include any Series B Securities to be issued and exchanged for any Series A Securities pursuant to the Registration Rights Agreement and this Indenture and, for purposes of this Indenture, all Series A Securities and Series B Securities shall vote together as one series of Securities under this Indenture.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Security Register" and "Security Registrar" shall have the respective meanings specified in Section 3.05 hereof.

            "Series A Securities" has the meaning stated in the first recital of this Indenture.

            "Series B Securities" has the meaning stated in the first recital of this Indenture and refers to any Series B Securities, containing terms substantially identical to the Series A Securities (except that such Series B Securities (other than the Private Exchange Securities) shall be registered under the Securities Act), that are issued and exchanged for the Series A Securities pursuant to the Registration Rights Agreement and this Indenture.

            "Significant Subsidiary" means, at any particular time, any Restricted Subsidiary that, together with the Restricted Subsidiaries of such Restricted Subsidiary, (a) accounted for more than 10% of the consolidated revenues of the Company and the Restricted Subsidiaries for the most recently completed fiscal year of the Company or (b) was the owner of more than 10% of the consolidated assets of the Company and the Restricted Subsidiaries as at the end of such fiscal year, all as shown on the consolidated financial statements of the Company and the Restricted Subsidiaries for such fiscal year.

            "Special Record Date" means, with respect to the payment of any Defaulted Interest, a date fixed by the Trustee pursuant to Section 3.07 hereof.

            "Stated Maturity" means, when used with respect to any Security or any installment of interest thereon, the date specified in such Security as the fixed date on which any principal of such Security or such installment of interest is due and payable, and when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness, or any installment of interest thereon, is due and payable.

            "Subordinated Indebtedness" means Indebtedness of the Company which is expressly subordinated in right of payment to the Securities.

            "Subsidiary" means, with respect to any person, (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such person, by one or more Subsidiaries of such person or by such person and one or more Subsidiaries thereof and (ii) any other person (other than a corporation), including without limitation, a joint venture, in which such person, one or more Subsidiaries thereof or such person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other person performing similar functions). For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

            "Trust Indenture Act" or "TIA" means the Trust
Indenture Act of 1939, as amended.

            "Trustee" means the person named as the "Trustee" in the first paragraph of this Indenture, until a successor
Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "UBS Capital Preferred Stock" means the Company's
Series C Cumulative Convertible Preferred Stock, par value $.01 per share, issued pursuant to the Securities Purchase Agreement dated as of July 3, 1995 among the Company, UBS Capital
Corporation and Appian Capital Partners, L.L.C.

            "Unrestricted Subsidiary" means (i) PTC Cellular, Inc. and (ii) any other Subsidiary of the Company designated as such pursuant to and in compliance with Section 10.10 hereof. Any such designation pursuant to clause (i) or (ii) may be revoked by a Board Resolution delivered to the Trustee, subject to the provisions of Section 10.10; provided that PTC Cellular, Inc. shall be an Unrestricted Subsidiary for so long as it constitutes a Discontinued Operation.

            "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

            "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

            "Wholly-Owned Restricted Subsidiary" means any Restricted Subsidiary of which 100% of the outstanding Capital Stock is owned by the Company or another Wholly-Owned Restricted Subsidiary. For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Restricted Subsidiary.

            Section 1.02.  Other Definitions.

                                                            Defined in
            Term                                              Section

            "Act"                                              1.05
            "Asset Sale Offer"                                10.14
            "Asset Sale Offer Price"                          10.14
            "Asset Sale Purchase Date"                        10.14
            "Change of Control Date"                          10.15
            "Change of Control Offer"                         10.15
            "Change of Control Purchase Date"                 10.15
            "Change of Control Purchase Price"                10.15
            "covenant defeasance"                              4.03
            "Defaulted Interest"                               3.07
            "defeasance"                                       4.02
            "Defeased Securities"                              4.01
            "incur"                                           10.11
            "Notice of Default"                                5.01
            "Offshore Securities Exchange Date"                3.01
            "Permanent Offshore Physical
              Securities"                                      3.01
            "Physical Securities"                              3.01
            "Restricted Security"                              2.05
            "Surviving Entity"                                 8.01

            "Temporary Offshore Physical
             Securities"                                       3.01
            "U.S. Global Security"                             3.01
            "U.S. Physical Securities"                         3.01

            Section 1.03.  Rules of Construction.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

            (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

            (e) all references to "$," or, "dollars" shall refer to the lawful currency of the United States of America;

            (f) the words "include," "included" and "including" as used herein shall be deemed in each case to be followed by the phrase "without limitation."

            Section 1.04.  Form of Documents Delivered to
Trustee.

            Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee (a) an Officers' Certificate in form and substance satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (b) an Opinion of Counsel in form and substance satisfactory to the Trustee stating that, in the opinion of counsel, all such conditions have been complied with and (c) where applicable, a certificate of opinion by an accountant that complies with Section 314(c) of the Trust Indenture Act.

            Each certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (a)  a statement that the person making such
      certificate or Opinion of Counsel has read such covenant or condition;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate or Opinion of Counsel are based;

            (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such person, or that they be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other such persons as to other matters, and any such person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated, with proper identification of each matter covered therein, and form one instrument.

            Section 1.05.  Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution (as provided below in subsection (b) of this Section 1.05) of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

            (c) The ownership of Securities shall be proved by the Security Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof to the same extent as the original Holder, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the

Company in reliance thereon, whether or not notation of such action is made upon such Security.

            Section 1.06.  Notices, etc., to the Trustee and the
Company.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

            (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at 230 South Tryon Street, 8th Floor, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust Division or at any other address previously furnished in writing to the Holders and the Company by the Trustee or at the office of any drop agent specified to the Holders and the Company from time to time;

            (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise expressly provided herein) hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 2300 N.W., 89 Place, Miami, Florida 33172, Attention: Chief Executive Officer, or at any other address previously furnished in writing to the Trustee by the Company.

            Section 1.07.  Notice to Holders; Waiver.

            Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise expressly provided herein) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

            Section 1.08.  Conflict with Trust Indenture Act.

            If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such provision or requirement of the Trust Indenture Act shall control.

            If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

            Section 1.09.  Effect of Headings and Table of
Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            Section 1.10.  Successors and Assigns.

            All covenants and agreements in this Indenture by the Company, shall bind their respective successors and assigns, whether so expressed or not.

            Section 1.11.  Separability Clause.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 1.12.  Benefits of Indenture.

            Nothing in this Indenture or in the Securities issued pursuant hereto, express or implied, shall give to any person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

            Section 1.13.  GOVERNING LAW.

            THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE SECURITIES AND THE HOLDERS AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE SECURITIES.

            Section 1.14.  No Recourse Against Others.

            A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting any of the Securities waives and releases all such liability.

            Section 1.15.  Independence of Covenants.

            All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.

            Section 1.16.  Exhibits.

            All exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

            Section 1.17.  Counterparts.

            This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

            Section 1.18.  Duplicate Originals.

            The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                                ARTICLE TWO

                              SECURITY FORMS

            Section 2.01.  Forms Generally.

            The Securities and the Trustee's certificate of authentication with respect thereto shall be in substantially the forms set forth, or referenced, in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law or with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

            The definitive Securities shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

            Section 2.02.  Form of Face of Securities.

            (a) The form of the face of the Series A Securities shall be substantially as follows:

            [Legend if Security is a Restricted Security]

            THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

            THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH PEOPLES TELEPHONE COMPANY, INC. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE"), ONLY (A) TO THE COMPANY,
      (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2),
      (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                      PEOPLES TELEPHONE COMPANY INC.
                               ___________

                      12-1/4% SENIOR NOTES DUE 2002

CUSIP No.
No. ___________                                $____________

            PEOPLES TELEPHONE COMPANY INC., a New York corporation (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of
_______________ United States Dollars on July 15, 2002, at the office or agency of the Company referred to below, and to pay interest thereon on January 15, and July 15, in each year, commencing on January 15, 1996 (each an "Interest Payment Date"), accruing from the Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 12-1/4% per annum, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

            The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the January 1 or July 1 (each a "Regular Record Date"), whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. In addition, the Company may be obligated to pay additional interest pursuant to certain provisions of the Registration Rights Agreement.

            If this Security is a Global Security, all payments in respect of this Security will be made to the Depository or its nominee in immediately available funds in accordance with customary procedures established from time to time by the Depository. If this Security is a Global Security and a Restricted Security, only Qualified Institutional Buyers (as defined in Rule 144A under the Securities Act) may hold a beneficial interest herein. If this Security is not a Global Security, payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof.

            Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                                    PEOPLES TELEPHONE COMPANY INC.


                                          By:
                                             ---------------------------
                                             Name:
Attest:                                      Title:


__________________________
  Authorized Signature
                                          By:
                                             ---------------------------
                                             Name:
                                             Title:

            (b) The form of the face of the Series B Securities shall be substantially as follows:

                       PEOPLES TELEPHONE COMPANY INC.
                             ________________

                        12-1/4% SENIOR NOTES DUE 2002,
                                 SERIES B

CUSIP No.________
No. _____________                              $_____________

            PEOPLES TELEPHONE COMPANY INC., a New York corporation (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________________ or registered assigns, the principal sum of ___________________ Dollars on July 15, 2002, at the office or agency of the Company referred to below, and to pay interest thereon on January 15 and July 15 (each an "Interest Payment Date"), in each year, commencing on January 15, 1996, accruing from the Issue Date or from the most recent Interest Payment
Date to which interest has been paid or duly provided for, at the rate of 12-1/4% per annum, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

            The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the January 1 or July 1 (each a "Regular Record Date"), whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

            If this Security is a Global Security, all payments in respect of this Security will be made to the Depository or its nominee in immediately available funds in accordance with customary procedures established from time to time by the Depository. If this Security is not a Global Security, payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof.

            Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                                    PEOPLES TELEPHONE COMPANY INC.


                                          By:
                                             ---------------------------
Attest:                                      Name:
                                             Title:


_____________________________             By:
  Authorized Signature                       ---------------------------
                                             Name:
                                             Title:

            Section 2.03.  Form of Reverse of Security.

            (a)  The form of the reverse of the Series A
Securities shall be substantially as follows:

            1. Indenture. This Security is one of a duly authorized issue of Securities of the Company designated as its 12-1/4% Senior Notes due 2002 (herein called the "Series A Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $100,000,000, which may be issued under an indenture (herein called the "Indenture") dated as of July 15, 1995, between the Company and First Union National Bank of North Carolina, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee, and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

            All capitalized terms used in this Series A Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

            No reference herein to the Indenture and no provisions of this Series A Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

            2.  Registration Rights.  Pursuant to the
Registration Rights Agreement, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for 12-1/4% Senior Notes due 2002, Series B, of the Company
(herein called the "Series B Securities") which have been registered (or, with respect to certain Series B Securities thereof, which will be entitled to such registration, as set forth in the Registration Rights Agreement) under the Securities Act, in like principal amount and having identical terms as the Series A Securities hereof, respectively. The
Holders of Series A Securities shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement. The Series A Securities and the Series B Securities are together referred to herein as the "Securities."

            3.  Redemption.

            (a) Optional Redemption. The Securities are subject to redemption, at the option of the Company, as a whole or in part in principal amounts of $1,000 or any integral multiple of $1,000, at any time on or after July 15, 2000, upon not less than 30 nor more than 60 days' prior notice at the Redemption Prices (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest to the redemption date, if redeemed during the 12-month period beginning July 15 of the years indicated below:

                                                  Redemption
            Year                                     Price

            2000                                  103.500%
            2001                                  101.750%
            2002                                  100.000%

            In addition, prior to July 15, 1998, in the event of one or more Equity Offerings consummated after the Issue Date (other than the sale of the UBS Capital Preferred Stock) for aggregate gross proceeds to the Company equal to or exceeding $10,000,000, the Company may redeem in the aggregate up to a maximum of 20% of the principal amount of the Securities originally issued with the net proceeds thereof at a redemption price equal to 111-1/4% of the principal amount thereof, plus accrued and unpaid interest to the Redemption Date.

            (b) Sinking Fund. The Company will not be required to make any mandatory sinking fund payments in respect of the Securities.

            (c)  Interest Payments.  In the case of any
redemption of Series A Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

            (d) Partial Redemption. In the event of redemption of this Series A Security in part only, a new Series A Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

            4. Offers to Purchase. Sections 10.14 and 10.15 of the Indenture provide that following any Asset Sale and upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of the Securities in accordance with the procedures set forth in the Indenture.

            5. Defaults and Remedies. If an Event of Default shall occur and be continuing, the principal of all of the outstanding Securities, plus all accrued and unpaid interest, if any, to and including the date the Securities are paid, may be declared due and payable in the manner and with the effect provided in the Indenture.

            6. Defeasance. The Indenture contains provisions (which provisions apply to this Series A Security) for defeasance at any time of (a) the entire indebtedness of the Company on this Series A Security and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by the Company with certain conditions set forth therein.

            7. Amendments and Waivers. The Company and the Trustee (if a party thereto) may, without the consent of the Holders of any Outstanding Securities, amend, waive or supplement the Indenture or the Securities for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and making any change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Securities may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, subject to certain exceptions requiring the consent of the Holders of the particular Securities to be affected. Any such consent or waiver by or on behalf of the Holder of this Series A Security shall be conclusive and binding upon such Holder and upon all future Holders of this Series A Security and of any Series A Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Series A Security.

            8. Denominations, Transfer and Exchange. The Series A Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series A Securities are exchangeable for a like aggregate principal amount of Series A Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            If this Series A Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Series A Security is registrable on the Security Register of the Company, upon surrender of this Series A Security for registration of transfer at the office or agency of the Company maintained for such purpose in the Borough of Manhattan in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series A Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

           If this Series A Security is a Restricted Security in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the Holder, provided it is a Qualified Institutional Buyer, may exchange this Series A Security for a book-entry security by instructing the Trustee to arrange for such Series A Security to be represented by a beneficial interest in a Global Security in accordance with the customary procedures of the Depository.

            If this Series A Security is a Global Security, it is exchangeable for Series A Securities in certificated form if
(i) the Depository notifies the Company that it is unwilling or unable to continue as depository and a successor Depository is not appointed by the Company within 60 days or (ii) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depository to issue certificated Securities. In addition, in accordance with the provisions of the Indenture and subject to certain limitations therein set forth, a beneficial owner of a beneficial interest in a Global Security may request a Series A Security in certificated form, in exchange in whole or in part, as the case may be, for such beneficial owner's interest in the Global Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Series A Securities in authorized denominations equal in principal amount to such beneficial interest and to have such Series A Securities registered in its name.

            No service charge shall be made for any registration of transfer or exchange or redemption of Series A Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            9. Certain Information Obligations. At any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, upon the request of a Holder of a Series A Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Series A Security designated by such Holder, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

            10. Persons Deemed Owners. Prior to and at the time of due presentment of this Series A Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Series A Security is registered as the owner hereof for all purposes, whether or not this Series A Security shall be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

            11. GOVERNING LAW. THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). THE TRUSTEE, THE
COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE SECURITIES AND THE HOLDERS AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR THIS SECURITY.

                              ASSIGNMENT FORM

If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Security to

- - - ---------------------------------------------------------------

(Insert assignee's social security or tax ID number) ----------

- - - ---------------------------------------------------------------

- - - ---------------------------------------------------------------

- - - ---------------------------------------------------------------
(Print or type assignee's name, address and zip code) and irrevocably appoint

- - - ---------------------------------------------------------------
agent to transfer this Security on the books of the Company.
The agent may substitute another to act for such agent.

            In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the later of July 19, 1998, or the date three years after the Company or an Affiliate of the Company was the owner of this Security (or any Predecessor Security), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that:

                                [Check One]

[  ]   (a)  this Security is being transferred in compliance
             with the exemption from registration under the Securities Act provided by Rule 144A thereunder.

                                    or

[  ]   (b)   this Security is being transferred other than in
             accordance with (a) above and documents, including a transferee certificate substantially in the form attached hereto, are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked and, in the case of
(b) above, if the appropriate document is not attached or otherwise furnished to the Trustee, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.14 of the Indenture shall have been satisfied.

- - - --------------------------------------------------------------------

Date:               Your signature:
     --------------                 --------------------------------
                                          (Sign exactly as your name
                                          appears on the other side of
                                          this Security)


                                          By:
                                              -----------------------
                                              NOTICE:  To be executed
                                              by an executive officer



NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent
Medallion Program ("STAMP") or similar program.


           TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED

            The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: __________________               ____________________________
                                        NOTICE:  To be executed by
                                                 an executive officer

            [The Transferee Certificate (Exhibit A to the
Indenture) will be attached to the Series A Security]

                    OPTION OF HOLDER TO ELECT PURCHASE

            If you wish to have this Security purchased by the Company pursuant to Section 10.14 or 10.15 of the Indenture, check the Box: [ ]

            If you wish to have a portion of this Security purchased by the Company pursuant to Section 10.14 or 10.15 of the Indenture, state the amount:

                              $______________

Date: _____________ Your Signature: ______________________
                                          (Sign exactly as your name
                                           appears on the other side
                                           of this Security)


                                           By:
                                               ------------------------
                                                NOTICE:  To be signed
                                                by an executive officer


NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent
Medallion Program ("STAMP") or similar program.

            (b)  The form of the reverse of the Series B
Securities shall be substantially as follows:

            1. Indenture. This Security is one of a duly authorized issue of Securities of the Company designated as its 12-1/4% Senior Notes due 2002, Series B (herein called the "Series B Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $100,000,000, which may be issued under an indenture (herein called the "Indenture") dated as of July 15, 1995, between the Company and First Union National Bank of North Carolina, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

            All capitalized terms used in this Series B Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

            No reference herein to the Indenture and no provision of this Series B Security or of the Indenture shall alter or impair the obligation of the Company or, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

            The Series B Securities were issued pursuant to an exchange offer pursuant to which 12-1/4% Senior Notes due 2002 of the Company (herein called the "Series A Securities"), in like principal amount and having substantially identical terms as the Series B Securities, were exchanged for the Series B Securities. The Series A Securities and the Series B
Securities are together referred to herein as the "Securities."

            2.  Redemption.

            (a) Optional Redemption. The Securities are subject to redemption, at the option of the Company, as a whole or in part in principal amounts of $1,000 or any integral multiple of $1,000, at any time on or after July 15, 2000, upon not less than 30 nor more than 60 days' prior notice, at the Redemption

Prices (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest to the redemption date, if redeemed during the 12-month period beginning July 15 of the years indicated below:

                                                      Redemption
            Year                                        Price

            2000                                      103.500%
            2001                                      101.750%
            2002                                      100.000%

            In addition, prior to July 15, 1998, in the event of one or more Equity Offerings consummated after the Issue Date (other than the sale of the UBS Capital Preferred Stock) for aggregate gross proceeds to the Company equal to or exceeding $10,000,000, the Company may redeem in the aggregate up to a maximum of 20% of the principal amount of the Securities originally issued with the net proceeds thereof at a redemption price equal to 111-1/4% of the principal amount thereof, plus accrued and unpaid interest to the Redemption Date.

            (b) Sinking Fund. The Company will not be required to make any mandatory sinking fund payments in respect of the Securities.

            (c)  Interest Payments.  In the case of any
redemption of Series B Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

            (d) Partial Redemption. In the event of redemption of this Series B Security in part only, a new Series B Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

            3. Offers to Purchase. Sections 10.14 and 10.15 of the Indenture provide that following any Asset Sale and upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of the Securities in accordance with the procedures set forth in the Indenture.

            4. Defaults and Remedies. If an Event of Default shall occur and be continuing, the principal of all of the outstanding Securities, plus all accrued and unpaid interest, if any, to and including the date the Securities are paid, may be declared due and payable in the manner and with the effect provided in the Indenture.

            5. Defeasance. The Indenture contains provisions (which provisions apply to this Series B Security) for defeasance at any time of (a) the entire indebtedness of the Company on this Series B Security and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by the Company with certain conditions set forth therein.

            6. Amendments and Waivers. The Company and the Trustee (if a party thereto) may, without the consent of the Holders of any Outstanding Securities, amend, waive or supplement the Indenture or the Securities for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and making any change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Securities may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, subject to certain exceptions requiring the consent of the Holders of the particular
Securities to be affected.   Any such consent or waiver by or
on behalf of the Holder of this Series B Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Series B Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Series B Security.

            7. Denominations, Transfer and Exchange. The Series B Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series B Securities are exchangeable for a like aggregate principal amount of Series B Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            If this Series B Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Series B Security is registrable on the Security Register of the Company, upon surrender of this Series B Security for registration of transfer at the office or agency of the Company maintained for such purpose in the Borough of Manhattan in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series B Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            If this Series B Security is a Global Security, it is exchangeable for Series B Securities in certificated form if
(i) the Depository notifies the Company that it is unwilling or unable to continue as depository and a successor Depository is not appointed by the Company within 60 days or (ii) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depository to issue certificated Securities. In addition, in accordance with the provisions of the Indenture and subject to certain limitations therein set forth, a beneficial owner of a beneficial interest in a Global Security may request a Series B Security in certificated form, in exchange in whole or in part, as the case may be, for such beneficial owner's interest in the Global Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Series B Securities in authorized denominations equal in principal amount to such beneficial interest and to have such Series B Securities registered in its name.

            No service charge shall be made for any registration of transfer or exchange or redemption of Series B Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            8. Persons Deemed Owners. Prior to and at the time of due presentment of this Series B Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Series B Security is registered as the owner hereof for all purposes, whether or not this Series B Security shall be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

            9. GOVERNING LAW. THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE SECURITIES AND THE HOLDERS AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR SECURITY.

                              ASSIGNMENT FORM

If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Security to

- - - --------------------------------------------------------------------

(Insert assignee's social security or tax ID number) ---------------

- - - --------------------------------------------------------------------

- - - --------------------------------------------------------------------

- - - --------------------------------------------------------------------
(Print or type assignee's name, address and zip code) and irrevocably appoint

- - - --------------------------------------------------------------------
agent to transfer this Security on the books of the Company.
The agent may substitute another to act for such agent.

Date:                Your signature:
     ---------------                 ---------------------------------
                                          (Sign exactly as your name
                                          appears on the other side of
                                          this Security)


                                          By:
                                             -------------------------
                                              NOTICE:  To be signed
                                              by an executive officer

NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent
Medallion Program ("STAMP") or similar program.

                    OPTION OF HOLDER TO ELECT PURCHASE

            If you wish to have this Security purchased by the Company pursuant to Section 10.14 or 10.15 of the Indenture, check the Box: [ ]

            If you wish to have a portion of this Security purchased by the Company pursuant to Section 10.14 or 10.15 of the Indenture, state the amount:

                              $______________

Date: __________________ Your Signature: ______________________
                                                 (Sign exactly as your
                                                 name appears on the
                                                 other side of this
                                                 Security)

                                                 By:
                                                    ------------------
                                                 NOTICE:  To be signed
                                                 by an executive
                                                 officer.

NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent
Medallion Program ("STAMP") or similar program.

            Section 2.04.  Form of Trustee's Certificate of
Authentication.

            TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

            This is one of the Securities referred to in the within-mentioned Indenture.

                                      FIRST UNION NATIONAL BANK OF
                                       NORTH CAROLINA, as Trustee



                                      By:
                                          ----------------------------
                                          Authorized Officer

            Section 2.05.  Form of Legend on Restricted
Securities.

            During the period beginning on the later of the Issue Date and the last date on which the Company or any Affiliate of the Company was the owner of a Series A Security (or any Predecessor Security) and ending on the date three years from any such date (or such longer period as may be required under the Securities Act or applicable state securities laws in the opinion of counsel for the Company), any Series A Security issued or owned during the period set forth above, as the case may be, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, such Series A Security, shall be deemed a "Restricted Security" and shall be subject to the restrictions on transfer provided in the legend set forth on the face of the form of Series A Security in Section
2.02(a); provided, however, that the term "Restricted Security" shall not include (a) any Series A Security which is issued upon transfer of, or in exchange for, any Security which is not a Restricted Security or (b) any Series A Security as to which such restrictions on transfer have been terminated in accordance with Section 3.05, (c) any Series B Security issued pursuant to the Registered Exchange Offer or (d) any Series B Security sold pursuant to a Shelf Registration Statement (as defined in the Registration Rights Agreement). Any Restricted Security shall bear the legend set forth on the face of the Security pursuant to Section 2.02(a).

            Section 2.06.  Form of Legend for Global Securities.

            Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted
Security) in substantially the following form:

            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE
      MEANING OF THE INDENTURE HEREINAFTER REFERRED TO
      AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR
      A NOMINEE OF THE DEPOSITORY OR A SUCCESSOR
      DEPOSITORY.  THIS SECURITY IS NOT EXCHANGEABLE FOR
      SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER
      THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE
      LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE,
      AND NO TRANSFER OF THIS SECURITY (OTHER THAN A
      TRANSFER OF THIS SECURITY AS A WHOLE BY THE
      DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A
      NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR
      ANOTHER

      NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT
      IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN
      AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
      COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO
      THE ISSUER OR ITS AGENT FOR REGISTRATION OF
      TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE
      ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR
      SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
      REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY
      TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE
      THE REGISTERED OWNER HEREOF, CEDE, & CO., HAS AN
      INTEREST HEREIN.

                               ARTICLE THREE

                              THE SECURITIES

            Section 3.01.  Title and Terms.

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $100,000,000 in aggregate principal amount of Series A Securities and Series B Securities, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to
Section 3.03, 3.04, 3.05, 3.06, 9.06, 10.14, 10.15, or 11.08.

            The Series A Securities shall be known and designated as the "12-1/4% Senior Notes due 2002" of the Company. The Series B Securities shall be known and designated as the "12-1/4% Senior Notes due 2002, Series B" of the Company. The final Stated Maturity of the Series A Securities and the Series B Securities shall be July 15, 2002, and the Series A Securities and
Series B Securities shall each bear interest at the rate of 12-1/4% per annum (as adjusted pursuant ot the Registration Rights Agreement) from the Issue Date or from the most recent Interest Payment Date to which interest has been paid, as the case may be, payable on January 15, 1996 and semi-annually thereafter on January 15 and July 15, in each year, until the principal thereof is paid or duly provided for. Interest on any overdue principal, interest (to the extent lawful) or premium, if any, shall be payable on demand.

            Series B Securities may be issued only in exchange for a like principal amount of Series A Securities pursuant to an Exchange Offer.

            Series A Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Securities substantially in the form set forth in Sections 2.02(a) and 2.03(a) hereof (the "U.S. Global Security") deposited with the Trustee, as custodian of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

            Series A Securities offered and sold in reliance on Regulation S shall be issued initially in the form of one or more Global Securities substantially in the form set forth in Sections 2.02(a) and 2.03(a) hereof (the "Temporary Offshore Global Securities"). The Temporary Offshore Global Securities will be registered in the name of, and held by, a temporary holder designated by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated until the later of the completion of the distribution of the Series A Securities and the termination of the "restricted period" (as defined in Regulation S) with respect to the offer and sale of the Series A Securities (the "Offshore Securities Exchange Date"). At any time following the Offshore Securities Exchange Date, upon receipt by the Trustee and the Company of a certificate substantially in the form of Exhibit B hereto, the Company shall execute, and the Trustee shall authenticate and deliver, one or more permanent certificated Securities in registered form substantially in the form set forth in Sections 2.02(a) and 2.03(a) hereof (the "Permanent Offshore Physical Securities"), in exchange for the surrender of Temporary Offshore Global Securities of like tenor and amount.

            Series A Securities offered and sold other than as described in the preceding two paragraphs shall be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in Sections 2.02(a) and 2.03(a) hereof (the "U.S. Physical Securities").

            The Temporary Offshore Global Securities, Permanent
Offshore Physical Securities and U.S. Physical Securities are sometimes collectively herein referred to as the "Physical
Securities."

            The principal of, premium, if any, and interest on Global Securities shall be payable to the Depository or its nominee, as the case may be, as the sole registered owner and the sole holder of the Global Securities represented thereby. The principal of, premium, if any, and interest on Securities in certificated form shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that at the option of the Company interest may be paid by check mailed to the addresses of the persons entitled thereto as such addresses shall appear on the Security Register.

            The Securities shall be redeemable as provided in Article Eleven.

            At the election of the Company, the entire
Indebtedness on the Securities or certain of the Company's obligations and covenants and certain Events of Default thereunder may be defeased as provided in Article Four.

            Section 3.02.  Denominations.

            The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

            Section 3.03.  Execution, Authentication, Delivery
and Dating.

            The Securities shall be executed on behalf of the Company by any two of its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer, its Treasurer or its Vice Presidents, and by any one of its Secretary or Assistant Secretary, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices on the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise. On Company Order, the Trustee or an authenticating agent shall authenticate for original issue Series B Securities in an aggregate principal amount not to exceed $100,000,000; provided that such Series B Securities shall be issuable only upon the valid surrender for cancellation of Series A
Securities of a like aggregate principal amount in accordance with an Exchange Offer pursuant to the Registration Rights Agreement. In each case, the Trustee shall be entitled to receive an Officers' Certificate and an Opinion of Counsel of the Company that it may reasonably request in connection with such authentication of Securities. Such order shall specify the amount of Securities to be authenticated and the date on which the original issue of Series A Securities or Series B Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $100,000,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.01.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 2.04 hereof duly executed by the Trustee by manual signature of an authorized representative, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

            In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other person or shall convey, transfer or lease substantially all of its properties and assets to any person, and the successor person resulting from such consolidation or surviving such merger, or into which the Company shall have been merged, or the person which shall have received a conveyance, transfer or lease as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer or lease may, from time to time, at the request of the successor person, be exchanged for other Securities executed in the name of the successor person with such changes in terminology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor person, shall authenticate and deliver replacement Securities as specified in such request for the purpose of such exchange. If such Securities shall at any time be authenticated and delivered in any new name of a successor person pursuant to this Section 3.03 in exchange or substitution for or upon registration of transfer of any Securities, such successor person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

            The Trustee may appoint an authenticating agent to authenticate Securities on behalf of the Trustee if directed to do so by a Company Order. Each reference in this Indenture to authentication by the Trustee includes authentication by each such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Company and its Affiliates.

            If the Securities are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent and shall be in minimum denominations of $1,000, (ii) shall be registered in the name of the Depository for such Global Security or Securities or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions and (iv) shall bear the legend set forth in
Section 2.06.

            Section 3.04.  Temporary Securities.

            Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities. Temporary Securities may be printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

            If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay but in no event later than the date that the Registered Exchange Offer is consummated. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

            Section 3.05.  Registration, Registration of Transfer
and Exchange.

            The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

            Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 10.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate principal amount.

            At the option of the Holder, Securities in certificated form may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            If a Series A Security is a Restricted Security in certificated form, then as provided in this Indenture and subject to the limitations herein set forth, the Holder, provided it is a Qualified Institutional Buyer, may exchange such Security for a book-entry security by instructing the Trustee to arrange for such Series A Security to be represented by a beneficial interest in a Global Security in accordance with the customary procedures of the Depository.

            All Securities issued upon any registration of transfer or exchange of Securities including, without limitation, any exchange pursuant to an Exchange Offer shall be the valid obligations of the Company, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange and no such transfer or exchange shall constitute a repayment of any obligation nor create any new obligations of the Company.

            Every Security presented or surrendered for registration of transfer, or for exchange or redemption shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            Every Restricted Security shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of each Restricted Security pursuant to
Section 2.05, Section 2.02(a) and the restrictions set forth in this Section 3.05, and the Holder of each Restricted Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer.

            The restrictions imposed by this Section 3.05 and
Section 2.05 upon the transferability of any particular Restricted Security shall cease and terminate on (a) the later of July 19, 1998 or three years after the last date on which the Company or any Affiliate of the Company was the owner of such Restricted Security (or any predecessor of such Restricted

Security) or (b) (if earlier) if and when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act or, unless the Holder thereof is an affiliate of the Company within the meaning of Rule 144 (or such successor provision), transferred pursuant to Rule 144 or Rule 904 under the Securities Act (or any successor provision). Any Restricted Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Security for exchange to the Trustee or any transfer agent in accordance with the provisions of this
Section 3.05, be exchanged for a new Security, of like series, tenor and aggregate principal amount, which shall not bear the restrictive legend required by Section 2.05. The Company shall inform the Trustee in writing of the effective date of any registration statement registering any Restricted Securities under the Securities Act.

            No service charge shall be made to a Holder for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to
Section 3.03, 3.04, 9.06, 10.14, 10.15 or 11.08 not involving any transfer.

            The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 11.04 and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

            Any Holder of the U.S. Global Security shall, by acceptance of such U.S. Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such U.S. Global Security (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry.

            When Securities are presented to the Security Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Security Registrar's request.

            Section 3.06.  Mutilated, Destroyed, Lost and Stolen
Securities.

            If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless from any loss which any of them may suffer if a Security is replaced, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon a Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

            Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses
(including the fees and expenses of the Trustee) connected therewith.

            Every replacement Security issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

            Section 3.07.  Payment of Interest; Interest Rights
Preserved.

            Interest, including any additional interest payable pursuant to the Registration Rights Agreement relating to increases in the interest rate on the Securities, on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest
Payment Date and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the Regular
Record Date; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in subsection (a) or (b) below:

            (a) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Subsection (a) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the

      Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following subsection (b).

            (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this subsection (b), such payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other
Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

            Section 3.08.  Persons Deemed Owners.

            Prior to and at the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name any Security is registered in the Security Register as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

            Section 3.09.  Cancellation.

            All Securities surrendered for payment, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the

Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.09, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall direct that the cancelled Securities be returned to it. The Trustee shall provide the Company a list of all Securities that have been cancelled from time to time as requested by the Company.

            Section 3.10.  Computation of Interest.

            Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

            Section 3.11.  Legal Holidays.

            In any case where any Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal, premium, if any, or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or at the Stated Maturity, as the case may be, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or Stated Maturity, as the case may be, to the next succeeding Business Day.

            Section 3.12.  CUSIP Number.

            The Company in issuing the Securities may use a "CUSIP" number (if then generally in use), and if so, the Trustee may use the CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the

Securities. All Series A Securities shall bear identical CUSIP numbers. All Series B Securities shall bear identical CUSIP numbers. The Company shall promptly notify the Trustee in writing of any change in the CUSIP number of either series of Securities.

            Section 3.13.  Book-Entry Provisions for U.S. Global
Security.

            (1) The U.S. Global Security initially shall (i) be registered in the name of the Depository for such global
Security or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Section 2.06.

            Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any U.S. Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the U.S. Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such U.S. Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depository or shall impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

            (2) Transfers of the U.S. Global Security shall be limited to transfers of such U.S. Global Security in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the U.S. Global Security may be transferred in accordance with the rules and procedures of the Depository and the provisions of
Section 3.14. Beneficial owners may obtain U.S. Physical Securities in exchange for their beneficial interests in the U.S. Global Security upon request in accordance with the Depository's and the Security Registrar's procedures. In addition, U.S. Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the U.S. Global Security if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for the U.S. Global Security and a successor depository is not appointed by the Company within 60 days of such notice or (ii) an Event of Default has occurred and is continuing and the Security

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Registrar has received a request from the Depository to issue
Physical Securities.

            (3) In connection with any transfer of a portion of the beneficial interest in the U.S. Global Security to beneficial owners pursuant to subsection (2) of this Section, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities of like tenor and amount.

            (4) In connection with the transfer of the entire U.S. Global Security to beneficial owners pursuant to subsection (2) of this Section, the U.S. Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the U.S. Global Security, an equal aggregate principal amount of U.S. Physical Securities of authorized denominations.

            (5) Any U.S. Physical Security delivered in exchange for an interest in the U.S. Global Security pursuant to subsection (2) or subsection (3) of this Section shall, except as otherwise provided by paragraph (f) of Section 3.14, bear the Private Placement Legend.

            (6) The registered holder of the U.S. Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

            Section 3.14.  Special Transfer Provisions.

            (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Restricted Security to any Institutional Accredited Investor which is not a QIB (excluding Non-U.S. persons):

            (i) The Security Registrar shall register the transfer of any Series A Security, whether or not such Security bears the Private Placement Legend, if (x) the requested

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

      transfer is subsequent to date which is three years after the later of the Issue Date and the last date on which the Company or any of its Affiliates was the owner of such Security or (y) the proposed transferee has delivered to the Security Registrar a certificate substantially in the form of Exhibit A hereto.

           (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security seeking to transfer a U.S. Physical Security to another person, upon receipt by the Security Registrar of (x) the documents, if any, required by paragraph (i) and (y) in-structions given in accordance with the Depository's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Certificates of like tenor and amount.

            (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Restricted Security to a QIB (excluding Non-U.S.
persons):

            (i) If the Security to be transferred consists of U.S. Physical Securities or Temporary Offshore Global Securities, the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Series A Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Series A Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Series A Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account are QIBs within the meaning of Rule 144A, and that it is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is

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

      aware that the transferor is relying upon it foregoing representations in order to claim the exemption from registration provided by Rule 144A.

           (ii) If the proposed transferee is an Agent Member, and the Series A Security to be transferred consists of U.S. Physical Securities, Temporary Offshore Global Securities or Permanent Offshore Physical Securities, upon receipt by the Security Registrar of instructions given in accordance with the Depository's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the U.S. Physical Securities or Permanent Offshore Physical Securities, as the case may be, to be transferred, and the Trustee shall cancel the Physical Security so transferred.

            (c) Transfers by Non-U.S. Persons on or Prior to the Date 40 Days After the Issue Date. The following provisions shall apply with respect to registration of any proposed transfer of a Restricted Security by a Non-U.S. person on or prior to the date 40 days after the Issue Date:

            (i) The Security Registrar shall register the transfer of any Series A Security (x) if the proposed transferee is a Non-U.S. person and the proposed transferor has delivered to the Security Registrar a certificate substantially in the form of Exhibit C hereto or (y) if the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of Series A Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Series A Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Series A Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account are QIBs within the meaning of Rule 144A, and that it is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to

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

      claim the exemption from registration provided by Rule 144A. Unless clause (ii) below is applicable, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Temporary Offshore Global Securities of like tenor and amount.

           (ii) If the proposed transferee is an Agent Member, upon receipt by the Security Registrar of instructions given in accordance with the Depository's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the Temporary Offshore Physical Security to be transferred, and the Trustee shall cancel the Temporary Offshore Physical Security so transferred.

            (d) Transfers by Non-U.S. Persons on or After the Date 40 Days After the Issue Date. The following provisions shall apply with respect to any transfer of a Restricted Security by a Non-U.S. person on or after the date 40 days after the Issue Date:

            (i) (x) If the Restricted Security to be transferred is a Permanent Offshore Physical Security, the Security Registrar shall register such transfer, (y) if the Series
      A Security to be transferred is a Temporary Offshore Physical Security, upon receipt of a certificate substantially in the form of Exhibit B from the proposed transferor, the Security Registrar shall register such transfer and (z) in the case of either clause (x) or (y), unless clause (ii) below is applicable, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Physical Securities of like tenor and amount.

           (ii) If the proposed transferee is an Agent Member, upon receipt by the Security Registrar of instructions given in accordance with the Depository's and the Security Registrar's procedures therefor, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the Temporary Offshore Physical Security or Permanent Offshore Physical Security to be transferred, and the Trustee shall cancel the Physical Security so transferred.

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


            (e) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Restricted Security to a Non-U.S. person:

            (i) Prior to the date 40 days after the Issue Date, the Security Registrar shall register any proposed transfer of a Restricted Security to a Non-U.S. person upon receipt of a certificate substantially in the form of Exhibit C hereto from the proposed transferor, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Temporary Offshore Global Securities of like tenor and amount.

           (ii) On and after the date 40 days after the Issue Date, the Security Registrar shall register any proposed transfer to any Non-U.S. person (w) if the Series A Security to be transferred is a Permanent Offshore Physical Security, (x) if the Series A Security to be transferred is a Temporary Offshore Physical Security, upon receipt of a certificate substantially in the form of Exhibit B from the proposed transferor, (y) if the Series A Security to be transferred is a U.S. Physical Security or an interest in the U.S. Global Security, upon receipt of a certificate substantially in the form of Exhibit A from the proposed transferor and (z) in the case of either clause (w), (x) or (y), the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Physical Securities of like tenor and amount.

          (iii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Security Registrar of (x) the document, if any, required by paragraph (i) or paragraph
      (ii) and, as the case may be, (y) instructions in accordance with the Depository's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Temporary Offshore Global Securities or Permanent Offshore Physical Securities, as applicable, of like tenor and amount.

            (f) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private

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

Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraphs
(a)(i)(x), (d)(i) or (e)(ii) of this Section 3.14 exist,
(ii) there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or
(iii) such Securities have been sold pursuant to an effective registration statement under the Securities Act.

            (g) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

            The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.13 or this Section 3.14. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.


                               ARTICLE FOUR

                     DEFEASANCE OR COVENANT DEFEASANCE

            Section 4.01.  Company's Option To Effect Defeasance
or Covenant Defeasance.

            The Company may, at its option by Board Resolution, at any time terminate certain of the obligations of the Company with respect to Outstanding Securities, as set forth in this Article, and elect to have either Section 4.02 or Section 4.03 be applied to all of the Outstanding Securities (the "Defeased Securities"), upon compliance with the conditions set forth below in Section 4.04.

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


            Section 4.02.  Defeasance and Discharge.

            Upon the Company's exercise under Section 4.01 of the option applicable to this Section 4.02, the Company shall be deemed to have been released and discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 4.05 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following, which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in
Section 4.04 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (b) the Company's obligations with respect to such Defeased Securities under Sections 3.04, 3.05, 3.06, 7.01, 10.01, 10.02 and 10.03,
(c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 6.07, and (d) this Article Four. Subject to compliance with this Article Four, the Company may exercise its option under this Section 4.02 notwithstanding the prior exercise of its option under Section 4.03 with respect to the Securities.

            Section 4.03.  Covenant Defeasance.

            Upon the Company's exercise under Section 4.01 of the option applicable to this Section 4.03, the Company shall be released from its obligations under any covenant or provision contained in Sections 10.06 through 10.18 and the provisions of Article Eight shall not apply, with respect to the Defeased Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder.
For this purpose, such covenant defeasance means that, with respect to the

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

Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenat to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.01(c) or (d), but, except as specified above, the remainder of this Indenture and such Outstanding Securities shall be unaffected thereby.

            Section 4.04.  Conditions to Defeasance or Covenant
Defeasance.

            The following shall be the conditions to application of either Section 4.02 or Section 4.03 to the Outstanding
Securities:

            (1) The Company shall have irrevocably deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 who shall agree to comply with the provisions of this Article Four applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) money, in United States dollars, in an amount, or (b) U.S. Government Obligations maturing as to principal, premium, if any, and interest in such amounts of money and at such times as are sufficient without consideration of any reinvestment of such interest, to pay principal of and interest on Defeased Securities not later than one day before the due date of any payment, or (c) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and interest on the Defeased Securities on the Stated Maturity or otherwise in accordance with the terms of this Indenture and the Securities; provided, however, that the Trustee (or other qualifying trustee) shall have received an irrovacable written order from the Company instructing the Trustee (or other qualifying trustee) to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities; and provided, further, that from and after the time

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

      of deposit, the money or U.S. Government Obligations deposited shall not be subject to the rights of the holders of other Indebtedness of the Company;

            (2) No Default shall have occurred and be continuing on the date of such deposit or, insofar as Section 5.01
      (h), (i) or (j) are concerned, at any time during the period ending on the ninety-first day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

            (3) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities to have a conflicting interest with respect to any securities of the Company;

            (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default or Event of Default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

            (5) In the case of an election under Section 4.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

            (6) In the case of an election under Section 4.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

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


            (7) The Company shall have delivered to the Trustee, an Opinion of Counsel in form and substance reasonably acceptable to the Trustee to the effect that, (x) the trust funds established pursuant to this Article will not be subject to any rights of any other holders of Indebtedness of the Company, and (y) after the 91st day following the deposit, the trust funds established pursuant to this Article will not be subject to the effect of any applicable Bankruptcy law; and

            (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that (i) all conditions precedent provided for relating to either the defeasance under Section 4.02 or the covenant defeasance under Section 4.03, as the case may be, have been complied with and (ii) if any other Indebtedness of the Company shall then be outstanding or committed, such defeasance or covenant defeasance will not violate the provisions of the agreements or instruments evidencing such Indebtedness.

            Opinions required to be delivered under this Section may have such qualifications as are customary for opinions of the type required and acceptable to the Trustee.

            Section 4.05.  Deposited Money and U.S. Government
Obligations To Be Held in Trust; Other Miscellaneous
Provisions.

            Subject to the provisions of the last paragraph of
Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other person that would qualify to act as successor trustee under Article Six, collectively for purposes of this Section 4.05, the "Trustee") pursuant to Section 4.04 in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (other than the Company or any Affiliate of the Company) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee and hold it harmless against any tax, fee or other charge imposed

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

on or assessed against the U.S. Government Obligations deposited pursuant to Section 4.04 or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Defeased Securities.

            Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section
4.04 which, in the opinion of a nationally recognized firm of independent public accountants satisfactory to the Trustee expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

            Section 4.06.  Reinstatement.

            If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section
4.02 or 4.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.02 or 4.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money and U.S. Government Obligations in accordance with Section 4.02 or 4.03, as the case may be; provided, however, that if the Company makes any payment of principal, premium, if any, or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money and U.S. Government Obligations held by the Trustee or Paying Agent.


                               ARTICLE FIVE

                                 REMEDIES

            Section 5.01.  Events of Default.

            "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or

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

be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) default in the payment of the principal of or premium, if any, when due and and payable, on any of the Securities (whether at its Stated Maturity, upon optional redemption or required purchase); or

            (b) default in the payment of an installment of interest on any of the Securities, when it becomes due and payable, and continuance of such default for a period of 30 days or more; or

            (c) default in the performance or observance of any term, covenant or agreement contained in Article Eight or Sections 10.11, 10.12, 10.14 or 10.15; or

            (d) default in the performance or observance of any term, covenant or agreement contained in the Securities or this Indenture (other than a default specified in (a), (b) or (c) above) and continuance of such default for a period of 30 days or more after written notice specifying such default or breach and requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder shall have been given (x) to the Company by the Trustee or (y) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities then Outstanding; or

            (e) either (i) default or defaults in the payment of any principal, premium or interest under one or more agreements, instruments, mortgages, bonds, debentures or other evidences of Indebtedness (a "Debt Instrument") under which the Company or one or more Restricted Subsidiaries or the Company and one or more Restricted Subsidiaries then have outstanding Indebtedness in excess of $5,000,000, individually or in the aggregate, or
      (ii) any other default or defaults under one or more Debt Instruments under which the Company or one or more Restricted Subsidiaries or the Company and one or more Restricted Subsidiaries then have outstanding Indebtedness in excess of $5,000,000, individually or in the aggregate, and in the case of this clause (ii) either (x) such Indebtedness is already due and payable in full or
      (y) such default or defaults have resulted in the acceleration of the maturity of such Indebtedness; or

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


            (f) one or more judgments, orders or decrees of any court or regulatory or administrative agency of competent jurisdiction for the payment of money in excess of $5,000,000 either individually or in the aggregate, shall be entered against the Company or any Restricted Subsidiary or any of their respective properties and shall not be discharged or fully bonded and there shall have been a period of 60 days after the date on which any period for appeal has expired and during which a stay of enforcement of such judgment, order of decree shall not be in effect; or

            (g) any holder (or person acting on its behalf) of at least $5,000,000 in aggregate principal amount of Indebtedness of the Company or any of the Restricted Subsidiaries shall, subsequent to the occurrence of a default with respect to such Indebtedness and in accordance with the terms of the document or agreement governing such Indebtedness, commence judicial proceedings to foreclose upon assets of the Company or one or more of the Restricted Subsidiaries having an aggregate Fair Market Value in excess of $5,000,000 or shall have exercised any right under applicable law or applicable security documents to take ownership of any such assets in lieu of foreclosure; or

            (h) the Company or any Significant Subsidiary of the Company pursuant to or under or within the meaning of any Bankruptcy Law:

                  (i)  commences a voluntary case or proceeding;

                 (ii)  consents to the making of a Bankruptcy
            Order in an involuntary case or proceeding or the commencement of any case against it;

                (iii) consents to the appointment of, or taking possession by, a Custodian of it or for all or substantially all of its property;

                 (iv) makes a general assignment for the benefit of its creditors or files a proposal or other scheme or arrangement involving the rescheduling or composition of its indebtedness;

                  (v) files a petition in bankruptcy or an answer or consent seeking reorganization or relief; or

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                 (vi)  consents to the filing of a petition in
            bankruptcy; or

            (i) a court of competent jurisdiction in any involuntary case or proceeding enters a Bankruptcy Order against the Company or any Significant Subsidiary, and such Bankruptcy Order remains unstayed and in effect for 30 consecutive days; or

            (j) a Custodian shall be appointed out of court (other than under any circumstance described in the preceding paragraphs (h) or (i)) with respect to the Company or any Significant Subsidiary or with respect to all or any substantial part of the assets or properties of the Company or any Significant Subsidiary, and such appointment shall remain unstayed and in effect for 30 consecutive days.

            Section 5.02.  Acceleration of Maturity; Rescission
and Annulment.

            If an Event of Default (other than an Event of Default specified in Section 5.01(h), (i) or (j) with respect to the Company occurs and is continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities Outstanding, by notice to the Trustee and the Company, may declare all principal of, premium, if any, and accrued interest on all of the Outstanding Securities due and payable immediately, upon which declaration, all amounts payable in respect of the Securities shall be immediately due and payable. If an Event of Default specified in Section 5.01(h), (i) or (j) (with respect to the Company) above occurs and is continuing, then the principal of, premium, if any, and accrued and unpaid interest on all of the Outstanding Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Securities.

            At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in aggregate principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind such declaration of acceleration and its consequences if:

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            (a)  the Company has paid or deposited with the
      Trustee a sum sufficient to pay

                  (i)  all amounts due the Trustee under Section
            6.07, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

                 (ii)  all overdue interest on all Securities,

                (iii) the principal of and premium, if any, on any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate then borne by the Securities, and

                 (iv) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate then borne by the Securities which has became due otherwise than by such declaration of acceleration;

            (b) all Events of Default, other than the non-payment of principal of, premium, if any, and interest on the Securities that has become due solely by such declaration of acceleration, have been cured or waived;
      and

            (c) such recission or annulment of such declaration of acceleration would not conflict with any judgment or decree of any court of competent jurisdiction.

            No such rescission shall affect any subsequent
Default or impair any right consequent thereon.

            Section 5.03.  Collection of Indebtedness and Suits
for Enforcement by Trustee.

            The Company covenants that if:

            (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days or more, or

            (b) default is made in the payment of the principal of or premium, if any, on any Security at the Stated
      Maturity thereof,

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the Company will, upon demand of the Trustee, pay to the
Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium, if any, and interest, with interest upon the overdue principal, premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate then borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may, but is not obligated under this paragraph to, institute a judicial proceeding for the collection of the sums so due and unpaid and may, but is not obligated under this paragraph to, prosecute such proceeding to judgment or final decree, and may, but is not obligated under this paragraph to, enforce the same against the Company, or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

            If an Event of Default occurs and is continuing, the Trustee may in its discretion, but is not obligated under this paragraph to, (i) proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted herein, or (ii) proceed to protect and enforce any other proper remedy. No recovery of any such judgment upon any property of the Company shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

            Section 5.04.  Trustee May File Proofs of Claims.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities, or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein

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expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, but is not obligated under this paragraph

            (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any Custodian, in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section
6.07 hereof.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

            Section 5.05.  Trustee May Enforce Claims Without
Possession of Securities.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the

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reasonable compensation, expenses, disbursements and
advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

            Section 5.06.  Application of Money Collected.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            First:  to the Trustee for amounts due under Section
      6.07;

            Second: to Holders for interest accrued on the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for interest;

            Third: to Holders for principal amounts owing under the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and premium; and

            Fourth:  the balance, if any, to the Company.

            The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this Section 5.06.

            Section 5.07.  Limitation on Suits.

            No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in

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      respect of such Event of Default in its own name as
      Trustee hereunder;

            (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (d) the Trustee for 15 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (e) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture or any Security except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

            Section 5.08.  Unconditional Right of Holders To
Receive Principal, Premium and Interest.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive cash payment, in United States dollars, of the principal of, premium, if any, and (subject to Section 3.07 hereof) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the respective Redemption Dates) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

            Section 5.09.  Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Security and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the

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Company the Trustee and the Holders shall, subject to any
determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            Section 5.10.  Rights and Remedies Cumulative.

            Except as provided in Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 5.11.  Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

            Section 5.12.  Control by Majority.

            The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided, however, that:

            (a) such direction shall not be in conflict with any rule of law or with this Indenture or any Security or expose the Trustee to liability; and

            (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

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


            Section 5.13.  Waiver of Past Defaults.

            The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past Default hereunder and its consequences, except a Default

            (a) in the payment of the principal of, premium, if any, or interest on any Security, or

            (b) in respect of a covenant or provision under this Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

            Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

            Section 5.14.  Undertaking for Costs.

            All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the respective Redemption Dates).

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            Section 5.15.  Waiver of Stay, Extension or Usury
Laws.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

            Section 5.16.  Unconditional Right of Holders To
Institute Certain Suits.

            Notwithstanding any other provision in this Indenture and any other provision of any Security, the right of any Holder of any Security to receive payment of the principal of, premium, if any, and interest on such Security on or after the respective Stated Maturities (or the respective Redemption
Dates, in the case of redemption) expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.


                                ARTICLE SIX

                                THE TRUSTEE

            Section 6.01.  Certain Duties and Responsibilities.

            (a) Except during the continuance of an Event of Default,

            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

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            (2)  in the absence of bad faith on its part, the
      Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            (c)  No provision of this Indenture shall be
construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01.

            Section 6.02.  Notice of Defaults.

            Within 30 days after the occurrence of any Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

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            Section 6.03.  Certain Rights of Trustee.

            Subject to Section 6.01 hereof and the provisions of
Section 315 of the Trust Indenture Act:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b)  any request or direction of the Company
      mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of the Company may be sufficiently evidenced by a Board Resolution thereof;

            (c) the Trustee may consult, at the expense of the Company, with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

            (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by the Trustee in compliance with such request or direction;

            (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of its own negligence;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order,

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      approval, appraisal, bond, debenture, note, coupon,
      security, other evidence of indebtedness or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; provided, further, the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney during the reasonable business hours of the Company; and

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

            Section 6.04.  Trustee Not Responsible for Recitals,
Dispositions of Securities or Application of Proceeds Thereof.

            The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company in connection with the registration of any Securities issued hereunder are true and accurate subject to the qualifications set forth therein. The Trustee shall not be

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accountable for the use or application by the Company of
Securities or the proceeds thereof.

            Section 6.05.  Trustee and Agents May Hold
Securities; Collections; Etc.

            The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent and, subject to Sections 6.08 and 6.13 hereof and Sections 310 and 311 of the Trust Indenture Act, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

            Section 6.06.  Money Held in Trust.

            All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required herein or by law. The Trustee shall not be under any liability for interest on any moneys received by it hereunder.

            Section 6.07.  Compensation and Indemnification of
Trustee and Its Prior Claim.

            The Company covenants and agrees: (a) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (b) to reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except any such reasonable expense, disbursement or advance as may arise from its negligence or bad faith; and (c) to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and

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its duties hereunder, including enforcement of this Section 6.07.
The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture. To secure the obligations of the Company to the Trustee under this Section 6.07, the Trustee shall have a prior Lien upon all property and funds held or collected by the Trustee as such, except funds and property paid by the Company and held in trust for the benefit of the Holders of particular Securities under this Indenture. All such payments and reimbursements shall be made with interest at the base (Prime) rate charged at the time by the Trustee for loans to commercial customers. The Trustee shall be entitled to file a proof of claim in any bankruptcy proceeding as a secured creditor for its reasonable compensation, fees and expenses under this Section 6.07.

            Section 6.08.  Conflicting Interests.

            The Trustee shall be subject to and comply with the provisions of Section 310(b) of the Trust Indenture Act.

            Section 6.09.  Corporate Trustee Required;
Eligibility.

            There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Trust Indenture Act Sections 310(a)(1) and 310(a)(5) and which shall have a combined capital and surplus of at least $100,000,000, and have a Corporate Trust Office in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of United States
Federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

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            Section 6.10.  Resignation and Removal; Appointment
of Successor Trustee.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

            (b)  The Trustee, or any trustee or trustees
hereinafter appointed, may at any time resign by giving written notice thereof to the Company at least 20 Business Days prior to the date of such proposed resignation. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument executed by authority of the Board of the Company, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 20 Business Days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor trustee.

            (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

            (d)  If at any time:

            (1) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act in accordance with Section 6.08 hereof after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2)  the Trustee shall cease to be eligible under
      Section 6.09 hereof and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the

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      Trustee or of its property or affairs for the purpose or
      rehabilitation, conservation or liquidation,

then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment in the manner hereinafter provided, the Holder of any Security who has been a bona fide Holder for at least six months may, subject to
Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f)  The Company shall give notice of each
resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust
Office.

            Section 6.11.  Acceptance of Appointment by
Successor.

            Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and

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thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company or the successor Trustee, upon payment of amounts due it pursuant to Section 6.07, such retiring Trustee shall duly assign, transfer and deliver to the successor Trustee all moneys and property at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers, duties and obligations of the retiring Trustee. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 6.07.

            No successor Trustee with respect to the Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor Trustee shall be eligible to act as Trustee under this Article.

            Upon acceptance of appointment by any successor Trustee as provided in this Section 6.11, the Company shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by
Section 6.10(f). If the Company fails to give such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

            Section 6.12.  Successor Trustee by Merger, etc.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any

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

further act on the part of any of the parties hereto, provided such corporation shall be eligible under this Article to serve as Trustee hereunder.

            In case at the time such successor to the Trustee under this Section 6.12 shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee under this Section 6.12 may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

            Section 6.13.  Preferential Collection of Claims
Against Company.

            The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of that Act. If the present or any future Trustee shall resign or be removed, it shall be subject to
Section 311(a) of the Trust Indenture Act to the extent provided therein.


                               ARTICLE SEVEN

             HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

            Section 7.01.  Preservation of Information; Company
To Furnish Trustee Names and Addresses of Holders.

            (a) The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders; provided, however, that if and for so long as the Trustee shall be the Security Registrar, the Security Register shall satisfy the requirements relating to such list. Neither the Company nor the Trustee shall be under any responsibility with regard to the accuracy of such list.

            (b)  The Company will furnish or cause to be
furnished to the Trustee

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            (i)  semiannually, not more than 10 days after each
      Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

           (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished pursuant to this Subsection 7.01(b).

            Section 7.02.  Communications of Holders.

            Holders may communicate with other Holders with respect to their rights under this Indenture or under the Securities pursuant to Section 312(b) of the Trust Indenture Act. The Company and the Trustee and any and all other persons benefited by this Indenture shall have the protection afforded by Section 312(c) of the Trust Indenture Act.

            Section 7.03.  Reports by Trustee.

            Within 60 days after May 15 of each year commencing with the first May 15 following the date of this Indenture, the Trustee shall mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 that complies with Section 313(a) of the Trust Indenture Act. The Trustee shall also comply with Sections 313(b), 313(c) and 313(d) of the Trust Indenture Act. At the time of its mailing to Holders, a copy of each report shall be filed with the Company, the Commission and with each national securities exchange on which the Securities are listed. The Company shall notify the Trustee when the Securities are listed on any stock exchange.

            Section 7.04.  Reports by Company.

            The Company shall file with the Trustee, copies of the reports and of the information and documents which the Company is required to provide to any person under Section
10.09 hereof.

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                               ARTICLE EIGHT

                           SUCCESSOR CORPORATION

            Section 8.01.  When Company May Merge, etc.

            The Company will not, in a single transaction or a series of transactions, consolidate with or merge with or into, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety to, any other person or persons, or permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company or the Company and the Restricted Subsidiaries, taken as a whole, to any other person or persons, unless at the time and after giving effect thereto:

            (1) either (A) if the transaction or series of transactions is a merger or consolidation, the Company shall be the person surviving such merger or consolidation or (B) the person (if other than the Company) formed by such consolidation or into which the Company or such Restricted Subsidiary is merged or to which the properties and assets of the Company or such Restricted Subsidiary, as the case may be, substantially as an entirety, are transferred (any such surviving person or transferee person being the "Surviving Entity") shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all the Securities and the performance and observance of every covenant and obligation of this Indenture and the Securities on the part of the Company to be performed or observed;

            (2) immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such tansaction or series of transactions), no Default shall have occurred and be continuing;

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

            (3)  immediately after giving effect to such
transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), the Company or the Surviving Entity, as the case may be, could incur $1.00 of additional Indebtedness under the first paragraph of Section 10.11; and

            (4) the company or the Surviving Entity, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each in form and substance reasonably satisfactory to the Trustee, each stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition and, if a supplemental indenture is required in connection with such transaction or series of transactions, such supplemental indenture, complies with this Indenture and that all conditions precedent herein provided for relating to such transaction or series of transactions have been complied with.

            Section 8.02.  Successor Substituted.

            Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company in accordance with Section 8.01 hereof, the successor person or persons formed by such consolidated or into which the Company is merged or the successor person to which such sale, assignment, conveyance, transfer, lease or other disposition is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Securities with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of (a) a lease or (b) any sale, assignment, conveyance, transfer, lease or other disposition to an Affiliate of the Company, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities.

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                               ARTICLE NINE

                    AMENDMENTS, SUPPLEMENTS AND WAIVERS

            Section 9.01.  Without Consent of Holders.

            The Company, when authorized by a Board Resolution, and the Trustee may amend, waive or supplement this Indenture or the Securities without notice to or consent of any Holder:

            (a)  to cure any ambiguity, defect or inconsistency;
      provided that such amendment or supplement does not adversely affect the rights of any Holder;

            (b)  to comply with Article Eight;

            (c) to provide for uncertificated Securities in addition to certificated Securities;

            (d)  to comply with any requirements of the
      Commission in order to (i) effect or maintain the qualification of this Indenture under the TIA or (ii) satisfy the requirements of any change to Rule 144A, Regulation D or Regulation S during any period that any Security issued hereunder is required to bear the Private Placement Legend or other similar restrictive legend; or

            (e) to make any change that would provide any additional benefit or rights to the Holders or that does not adversely affect the rights of any Holder.

            Notwithstanding the above, the Trustee and the Company may not make any change that adversely affects the legal rights of any Holders hereunder. The Company shall be required to deliver to the Trustee an opinion of counsel stating that any such change under Section 9.01(a) or (e) of the preceding sentence does not adversely affect the rights of any Holder.

            Section 9.02.  With Consent of Holders.

            Subject to Section 5.13, the Company when authorized by a Board Resolution, and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, and the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities by written notice to the Trustee may waive future

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compliance by the Company with any provision of this Indenture or the Securities.

            Notwithstanding the provisions of this Section 9.02, without the consent of each Holder affected, an amendment or waiver, including a waiver pursuant to Section 5.13, may not:

            (a) reduce the percentage in outstanding aggregate principal amount of Securities the Holders of which must consent to an amendment, supplement or waiver of any provision of this Indenture or the Securities;

            (b) reduce or change the rate or time for payment of interest on any Security;

            (c) reduce the principal amount outstanding of or extend the fixed maturity of any Security or alter the redemption provisions with respect thereto;

            (d) waive a default in the payment of the principal of, premium, if any, or interest on, or redemption or an offer to purchase required hereunder with respect to, any Security;

            (e) make the principal of, premium, if any, or interest on any Security payable in money other than that stated in the Security;

            (f)  modify this Section 9.02 or Section 5.08 or
      Section 5.13;

            (g) amend, change or modify the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or make and consummate the offer with respect to any Asset Sale or modify any of the provisions or definitions with respect thereto;

            (h) modify or change any provision of this Indenture affecting the ranking of the Securities in a manner adverse to the Holders; or

            (i) impair the right to institute suit for the enforcement of any payment on or with respect to the Securities.

            It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form

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

of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

            After an amendment, supplement or waiver under this
Section 9.02 becomes effective, the Company shall mail to the Holders of each Security affected thereby, with a copy to the Trustee, a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any supplemental indenture.

            Section 9.03.  Compliance with Trust Indenture Act.

            Every amendment of or supplement to this Indenture or the Securities shall comply with the TIA as then in effect and as applicable to this Indenture.

            Section 9.04.  Revocation and Effect of Consents.

            Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by such Holder and every subsequent Holder of that Security or portion of that Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security prior to such amendment, supplement or waiver becoming effective. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. Notwithstanding the above, nothing in this paragraph shall impair the right of any Holder under Section 316(b) of the TIA.

            The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the second and third sentences of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. Such consent shall be effective only for actions taken within 90 days after such record date.

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


            After an amendment, supplement or waiver becomes effective, it shall bind every Holder; unless it makes a change described in any of clauses (a) through (i) of Section 9.02; if it makes such a change, the amendment, supplement or waiver shall bind every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

            Section 9.05.  Notation on or Exchange of Securities.

            If an amendment, supplement or waiver changes the terms of a Security, the Trustee shall (in accordance with the specific direction of the Company) request the Holder of the Security to deliver it to the Trustee. The Trustee shall (in accordance with the specific direction of the Company) place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

            Section 9.06.  Trustee May Sign Amendments, etc.

            The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article Nine if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, supplement or waiver, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of any amendment, supplement or waiver is authorized or permitted by this Indenture, that it is not inconsistent herewith and that it will be valid and binding upon the Company in accordance with its terms.

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                                ARTICLE TEN

                                 COVENANTS

            Section 10.01.  Payment of Principal, Premium and
Interest.

            The Company will duly and punctually pay the principal of, premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture.

            Section 10.02.  Maintenance of Office or Agency.

            The Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of the Trustee at its Corporate Trust Office shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

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


            Section 10.03.  Money for Security Payments To Be
Held in Trust.

            If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

            If the Company is not acting as Paying Agent, the Company will, on or before each due date of the principal of, premium, if any, or interest on, any Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Holders entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

            If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will:

            (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

            (b) give the Trustee notice of any Default by the Company (or any other obligor upon the Securities) in the making of any payment of principal of, premium, if any, or interest on the Securities;

            (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

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            (d)  acknowledge, accept and agree to comply in all
      aspects with the provisions of this Indenture relating to the duties, rights and liabilities of such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company upon receipt of a Company Request therefor, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and the Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

            Section 10.04.  Corporate Existence.

            Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory), licenses and franchises of the Company and each of the Restricted Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise if the Board shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and the Restricted Subsidiaries as

                             107

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a whole and that the loss thereof is not disadvantageous in any material respect to the Holders; provided, further, that the foregoing shall not prohibit a sale, transfer or conveyance of a Restricted Subsidiary of the Company or any of its assets in compliance with the terms of this Indenture.

            Section 10.05.  Payment of Taxes and Other Claims.

            The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed
(i) upon the Company or any of its Subsidiaries or (ii) upon the income, profits or property of the Company or any of its Subsidiaries and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a Lien upon the property of the Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted.

            Section 10.06.  Maintenance of Properties.

            The Company will cause all properties owned by the Company or any of the Restricted Subsidiaries or used or held for use in the conduct of its business or the business of any of the Restricted Subsidiaries to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 10.06 shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any of the Restricted Subsidiaries and is not disadvantageous in any material respect to the Holders.

            Section 10.07.  Insurance.

            The Company will at all times keep all of its and the Restricted Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company in good

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faith to be financially sound and responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties (which may include self-insurance, if reasonable and in comparable form to that maintained by companies similarly situated).

            Section 10.08.  Compliance Certificate.

            (a) The Company will deliver to the Trustee within 60 days after the end of each of the Company's first three fiscal quarters and within 90 days after the end of the Company's fiscal years an Officers' Certificate stating whether or not the signers know of any Default or Event of Default under this Indenture by the Company that occurred during such fiscal period. If they do know of such a Default or Event of Default, the certificate shall describe any such Default or Event of Default and its status. The first certificate to be delivered pursuant to this Section 10.08(a) shall be for the first fiscal quarter of the Company beginning after the Issue Date. The Company shall also deliver a certificate to the Trustee at least annually from its chief financial officer (or if the Company does not have a chief financial officer, its principal executive, financial or accounting officer) as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice provided herein.

            (b) The Company shall deliver to the Trustee within 90 days after the end of each fiscal year a written statement by the Company's independent certified public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any Default or Event of Default under this Indenture has come to their attention and, if such a Default or Event of Default has come to their attention, specifying the nature and period of existence thereof;
provided, however, that, without any restriction as to the scope of the audit examination, such independent certified public accountants shall not be liable by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of an audit examination conducted in accordance with GAAP.

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            (c)  The Company will deliver to the Trustee as soon
as possible, and in any event within 10 days after the Company becomes aware or should reasonably have become aware of the occurrence of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

            Section 10.09.  SEC Reports and Other Information.

            (a) The Company shall file with the SEC the annual reports, quarterly reports and the information, documents and other reports required to be filed with the SEC pursuant to Sections 13 and 15 of the Exchange Act, whether or not the Company has a class of securities registered under the Exchange Act. In accordance with the provisions of TIA Section 314(a), the Company shall file with the Trustee, within 15 days after it files them with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15 of the Exchange Act.
The Company also shall comply with the other provisions of TIA
Section 314(a). In addition, the Company shall cause its annual report to stockholders and any quarterly or other financial reports furnished by it to stockholders generally to be filed with the Trustee and mailed, no later than the date such materials are mailed or made available to the Company's stockholders, to the Holders at their addresses as set forth in the register of securities maintained by the Registrar.

            (b)  At any time when the Company is not subject to
Section 13 or 15(d) of the Securities Exchange Act of 1934, upon the request of a Holder of a Series A Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Series A Security designated by such Holder, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

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            Section 10.10.  Designation of Unrestricted
Subsidiaries.

            (a) The Company may designate any Subsidiary of the Company as an "Unrestricted Subsidiary" under this Indenture (a
"Designation") if:

            (i) no Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

           (ii) at the time of and after giving effect to such Designation, the Company could incur $1.00 of additional
      Indebtedness under the first paragraph of Section 10.11;
      and

          (iii) the Company would be permitted under this Indenture to make an Investment at the time of Designation (assuming the effectiveness of such Designation) in an amount (the "Designation Amount") equal to the Fair Market Value of such Subsidiary on such date.

            In the event of any such Designation, the Company shall be deemed to have made an Investment constituting a Restricted Payment pursuant to Section 10.12 hereof for all purposes of this Indenture in the Designation Amount. Further,
(i) neither the Company nor any Restricted Subsidiary shall at any time (x) provide credit support for, subject any of its property or assets to the satisfaction of, or guarantee, any Indebtedness of any Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness), (y) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity upon the occurrence of a default with respect to any Indebtedness of any Unrestricted Subsidiary (including any right to take enforcement action against such Unrestricted Subsidiary), except, in the case of clause (x) or (y), (1) with respect to the Company's obligations under the Exchange Agreement dated as of May 3, 1995 by and between the Company and Creditanstalt Corporate Finance, Inc. as in effect on the Issue Date and (2) to the extent otherwise permitted under the terms of this Indenture, including, without limitation Sections
10.11 and 10.12 hereof and (ii) no Unrestricted Subsidiary shall at any time

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guarantee or otherwise provide credit support for any obligation of the Company or any Restricted Subsidiary.

            (b)  In addition, the Company may revoke any
Designation of a Subsidiary as an Unrestricted Subsidiary (a
"Revocation") if:

            (i) no Default shall have occurred and be continuing at the time of and after giving effect to such Revocation;
      and

           (ii)  all Liens and Indebtedness of such Unrestricted
      Subsidiary outstanding immediately following such
      Revocation would, if incurred at such time, have been permitted to be incurred for all purposes of this Indenture.

            All Designations and Revocations shall be evidenced by Board Resolutions delivered to the Trustee certifying compliance with the foregoing provisions.

            Section 10.11.  Limitation on Indebtedness.

            The Company will not, and will not permit any of the Restricted Subsidiaries to, create, incur, issue, assume, guarantee or in any manner become directly or indirectly liable, contingently or otherwise (in each case, to "incur"), for the payment of any Indebtedness (including any Acquired Indebtedness); provided that (i) the Company (and not the Restricted Subsidiaries) will be permitted to incur
Indebtedness (including Acquired Indebtedness) and (ii) a Restricted Subsidiary will be permitted to incur Acquired Indebtedness if, at the time of any such incurrence and after giving pro forma effect thereto (including the application of the net proceeds therefrom), the Consolidated Fixed Charge Coverage Ratio of the Company is at least equal to 2.25:1.00 if such Indebtedness is incurred on or prior to December 31, 1996 or 2.50:1.00 if such Indebtedness is incurred on or after January 1, 1997.

            Notwithstanding the foregoing, the Company and the Restricted Subsidiaries, as applicable, may incur each and all of the following (each of which shall be given independent effect):

            (a) Indebtedness of the Company evidenced by the Securities and other Indebtedness of the Company and the Restricted Subsidiaries outstanding on the Issue Date;

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            (b)  Indebtedness of the Company under the Credit
      Agreement in an aggregate principal amount at any time outstanding not to exceed the sum of (1) 75% of the net amount of accounts receivable (as determined under GAAP) of the Company and the Restricted Subsidiaries plus (2) an amount equal to $1,200 multiplied by the number of Eligible Pay Telephones (as defined in the Credit Agreement as in effect on the Issue Date), in each case as determined in good faith by the Company at the time of each incurrence of Indebtedness under the Credit Agreement; provided in no event shall the aggregate principal amount of Indebtedness under the Credit Agreement permitted pursuant to this clause (b) exceed $60,000,000 at any time outstanding;

            (c)  Indebtedness of the Company and/or any
      Restricted Subsidiary used to finance the cost of acquiring public pay telephones (including in any Asset Acquisition) in an aggregate principal amount incurred after the Issue Date not to exceed $10,000,000; provided that (x) at the time of and after giving effect to any such incurrence under this clause (c), the aggregate principal amount of Indebtedness incurred under this clause (c) after the Issue Date shall not exceed the aggregate net cash proceeds (other than the net proceeds from the UBS Capital Preferred Stock) received by the Company after the Issue Date from the issuance of Capital Stock (other than Redeemable Capital Stock) of the Company and (y) the principal amount of Indebtedness being incurred at any time under this clause (c) shall not exceed the amount of Restricted Payments Availability at the date of incurrence;

            (d)  Indebtedness of the Company and/or any
      Restricted Subsidiary incurred in respect of performance bonds, bankers' acceptances, letters of credit of the Company and any Restricted Subsidiary and surety bonds provided by the Company or any Restricted Subsidiary in the ordinary course of business not to exceed $5,000,000 in the aggregate;

            (e) (i) Interest Rate Protection Obligations of the Company and/or any Restricted Subsidiary covering Indebtedness of the Company or any Restricted Subsidiary; provided that (x) any Indebtedness to which any such Interest Rate Protection Obligations relate bears interest at fluctuating interest rates and is otherwise permitted to be

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      incurred under this covenant and (y) the notional
      principal amount of any such Interest Rate Protection Obligations does not exceed the principal amount of the Indebtedness to which such Interest Rate Protection Obligations relate and (ii) Indebtedness under Currency Agreements of the Company or any Restricted Subsidiary; provided that such Currency Agreements do not increase the Indebtedness of the Company and the Restricted Subsidiaries in the aggregate other than as a result of fluctuations in foreign currency exchange rates;

            (f) (i) Indebtedness of a Restricted Subsidiary to the Company or to another Restricted Subsidiary, in each case which is not subordinated in right of payment to any Indebtedness of such Restricted Subsidiary, and
      (ii) Indebtedness of the Company to a Restricted Subsidiary (but only for so long as such Restricted Subsidiary continues to be a Restricted Subsidiary) which is unsecured and subordinated in right of payment from and after such time as the Securities shall become due and payable (whether at a Stated Maturity, by acceleration or otherwise) to the payment and performance of the Company's obligations under this Indenture and the Securities;

            (g) Indebtedness of the Company to the extent the proceeds are used to refinance (whether by amendment, renewal, extension or refunding) Indebtedness of the Company or any of the Restricted Subsidiaries; provided that (i) the principal amount of Indebtedness incurred pursuant to this clause (g) (or, if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness) shall not exceed the sum of the principal amount of Indebtedness so refinanced, plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of such Indebtedness or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated purchase, plus the amount of reasonable and customary expenses incurred in connection therewith, and
      (ii) such Indebtedness being incurred does not have a lower Average Life to Stated Maturity than the Indebtedness being refinanced and, in the case of any such refinancing of the Securities, does not have an earlier Stated Maturity for any principal payment than the Securities; and

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            (h)  additional Indebtedness of the Company and/or
      any of the Restricted Subsidiaries not to exceed
      $10,000,000 in aggregate principal amount at any one time outstanding.

            Section 10.12.  Limitation on Restricted Payments.

            The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, do any of the following:

            (i) declare or pay any dividend or make any other distribution or payment on or in respect of Capital Stock of the Company or make any payment to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company (other than dividends or distributions payable solely in Capital Stock (other than Redeemable Capital Stock) of the Company or in options, warrants or other rights to purchase Capital Stock (other than Redeemable Capital Stock) of the Company),

           (ii) purchase, redeem, defease or otherwise acquire or retire for value any Capital Stock of the Company
      (other than any such Capital Stock owned by a Restricted
      Subsidiary),

          (iii) make any principal payment on, or purchase, defease, repurchase, redeem or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled repayment, scheduled sinking fund payment or other Stated Maturity, any Subordinated Indebtedness, or

           (iv)  make any Investment (other than any Permitted
      Investment) in any person (other than in a Restricted
      Subsidiary or a person that becomes a Restricted
      Subsidiary as a result of such Investment or a person that merges into the Company or a Restricted Subsidiary)

(such payments or Investments described in the preceding clauses (i), (ii), (iii) and (iv) are collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, shall be the Fair Market Value of the asset(s) proposed to be transferred by the Company or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment), (A) no Default shall have occurred and be continuing, (B) the Company would be able to

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incur $1.00 of additional Indebtedness under the first
paragraph of Section 10.11 hereof and (C) the aggregate amount of all Restricted Payments declared or made from and after the Issue Date (including any Designation Amount) would not exceed
(1) 50% of the aggregate Consolidated Net Income of the Company accrued on a cumulative basis during the period beginning on April 1, 1995 and ending on the last day of the fiscal quarter of the Company immediately preceding the date of such proposed Restricted Payment (or, if such aggregate cumulative Consolidated Net Income of the Company for such period shall be a deficit, minus 100% of such deficit) plus (2) the aggregate net cash proceeds received by the Company from the issuance or sale of its Capital Stock (excluding (x) any net cash proceeds from the issuance of the UBS Capital Preferred Stock or any Capital Stock issued upon conversion thereof and (y) any net cash proceeds from the issuance of Redeemable Capital Stock, but including Capital Stock issued upon the conversion of convertible Indebtedness, in exchange for outstanding Indebtedness or from the exercise of options, warrants or rights to purchase Capital Stock (other than Redeemable Capital Stock)) of the Company to any person (other than to a Restricted Subsidiary) after the Issue Date plus (3) in the case of the disposition for cash or repayment in cash of any Investment constituting a Restricted Payment made after the Issue Date (other than pursuant to clause (v) of the next paragraph of this Section 10.12), an amount equal to the lesser of the return of capital with respect to such Investment and the cost of such Investment, in either case, less the cost of the disposition of such Investment minus (4) the aggregate principal amount of Indebtedness incurred after the Issue Date pursuant to clause (c) of the second paragraph of
Section 10.11. For purposes of the preceding clause (C)(2), upon the issuance of Capital Stock from either the conversion of convertible Indebtedness or in exchange for outstanding Indebtedness or upon the exercise of options, warrants or rights, the amount counted as net cash proceeds received will be the cash amount received by the Company at the original issuance of the Indebtedness that is so converted or exchanged or from the issuance of options, warrants or rights, as the case may be, plus the incremental amount received by the Company, if any, upon the conversion, exchange or exercise thereof.

            None of the foregoing provisions will prohibit
(i) the payment of any dividend within 60 days after the date of its declaration, if at the date of declaration such payment would be permitted by the foregoing paragraph; (ii) so long as no Default shall have occurred and be continuing, the

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redemption, repurchase or other acquisition or retirement of any shares of any class of Capital Stock of the Company or any Restricted Subsidiary in exchange for, or out of the net cash proceeds of, a substantially concurrent issue and sale of other shares of Capital Stock (other than Redeemable Capital Stock) of the Company to any person (other than to a Restricted Subsidiary); provided that such net cash proceeds so used are excluded from clause (C)(2) of the preceding paragraph; (iii) so long as no Default shall have occurred and be continuing, any redemption, repurchase or other acquisition or retirement of Subordinated Indebtedness in exchange for, or out of the net cash proceeds of, a substantially concurrent issue and sale of
(1) Capital Stock (other than Redeemable Capital Stock) of the Company; provided that any such net cash proceeds so used are excluded from clause (C)(2) of the preceding paragraph, or (2) Subordinated Indebtedness of the Company so long as such Subordinated Indebtedness has no Stated Maturity earlier than the 91st day after the Stated Maturity for the final scheduled principal payment of the Securities; (iv) so long as no Default shall have occurred and be continuing, the making of Investments constituting Restricted Payments made as a result of the receipt of non-cash consideration from any Asset Sale made pursuant to and in compliance with Section 10.14;
(v) Investments constituting Restricted Payments not to exceed $5,000,000 in the aggregate at any one time outstanding;
(vi) subsequent to the third anniversary of the issuance of the UBS Capital Preferred Stock, so long as no Default shall have occurred and be continuing and the Consolidated Fixed Charge Coverage Ratio of the Company is at least equal to 3.0:1.0, the payment of scheduled cash dividend payments on the UBS Capital Preferred Stock in accordance with the terms of the UBS Capital Preferred Stock as in effect on the Issue Date; and (vii) the redemption of the UBS Capital Preferred Stock upon a Change of Control if (1) a Change of Control Offer has been made under this Indenture and all holders of Securities validly tendering their Securities shall have had such Securities purchased by the Company and (2) no Event of Default pursuant to clause (a) or clause (b) of Section 5.01 arising after the Change of Control Offer shall have occurred or be continuing. In computing the amount of Restricted Payments previously made for purposes of clause (C) of the preceding paragraph, Restricted Payments under clauses (i), (iv), (v), (vi) and (vii) of this paragraph shall be included without duplication and Restricted Payments under clauses (ii) and (iii) of this paragraph shall be excluded.

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            Section 10.13.  Limitation on Transactions with
Interested Persons.

            The Company will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, transfer, disposition, purchase, exchange or lease of assets, property or services) with, or for the benefit of, any Affiliate of the Company (other than a Wholly-Owned Restricted Subsidiary), any officer or director of the Company or any Restricted Subsidiary or any "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has a right to acquire, whether such right is exercisable immediately or only after the passage of time) of five percent or more of the Company's Common Stock at any time outstanding (each of the foregoing persons being referred to as an "Interested Person") except (i) on terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those which could have been obtained in a comparable transaction at such time from a person who is not an Interested Person and (ii) with respect to a transaction or series of transactions involving aggregate payments or value equal to or greater than $100,000, the Company shall have delivered an officers' certificate to the Trustee certifying that such transaction or transactions comply with the preceding clause (i) and that such transaction or transactions have been approved by a majority of the Board including a majority of the Independent Directors of the Board. In addition to the foregoing, with respect to a transaction or series of transactions with an Interested Person involving aggregate payments or value equal to or greater than $1,500,000, the Company must deliver to the Trustee a written opinion from an Independent Financial Advisor stating that such transaction or series of transactions are fair from a financial point of view. This Section 10.13 will not restrict the Company from (a) redeeming or paying dividends in respect of its Capital Stock permitted under Section 10.12, (b) paying reasonable and customary regular fees and other compensation, including interests in Common Stock of the Company, to directors of the Company who are not employees of the Company,
(c) paying any amounts pursuant to agreements existing, and as in effect, on the Issue Date and disclosed in the Offering Memorandum, (d) paying loans or advances to officers of the Company and the Restricted Subsidiaries for bona fide business purposes of the Company not in excess of $500,000 in the aggregate at any one time outstanding and (e) engaging

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in banking or other transactions with Creditanstalt-Bankverein and its Affiliates and any other lender under the Credit Agreement relating to services customarily provided by Creditanstalt-Bankverein or its Affiliates and any other lender under the Credit Agreement in the ordinary course of its respective commercial lending business.

            Section 10.14.  Disposition of Proceeds of Asset
Sales.

            (a) The Company will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly, make any Asset Sale unless (a) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets or shares subject to such Asset Sale and (b) at least 75% of such consideration consists of any combination of
(i) cash or Cash Equivalents or (ii) Indebtedness of the Company or such Restricted Subsidiary assumed by the purchaser of the assets or shares subject to such Asset Sale and the Company or such Restricted Subsidiary is unconditionally released from such Indebtedness. The Company may (a) use no more than the Other Senior Debt Pro Rata Share of the Net Cash Proceeds from such Asset Sale to repay, and thereby permanently reduce the commitments or amounts available to be reborrowed under, Other Senior Debt and/or (b) apply such Net Cash
Proceeds to acquire or construct property or assets in lines (whether based on product, services or geography) of business related to the businesses of the Company and the Restricted Subsidiaries as conducted on the Issue Date (after giving effect to the sale of (i) the Capital Stock or assets of PTC Cellular, Inc. and (ii) the Company's inmate telephone business) within 270 days after the consummation of such Asset Sale. To the extent all or part of the Net Cash Proceeds of any Asset Sale are not so applied, the Company or any Restricted Subsidiary shall, within 270 days of such Asset
Sale, make an offer to purchase (an "Asset Sale Offer") from all holders of Securities up to a maximum principal amount (expressed as a multiple of $1,000) of Securities equal to such Net Cash Proceeds, at a purchase price (the "Asset Sale Offer Price") equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of purchase (the "Asset Sale Purchase Date"); provided that the Company may defer the Asset Sale Offer until there are an aggregate unutilized Net Cash Proceeds from such Asset Sales equal to or in excess of $10,000,000, at which time the entire unutilized amount of such Net Cash Proceeds, and not just the amount in excess of $10,000,000, shall be applied as

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required pursuant to this paragraph.  The Asset Sale Offer shall remain open for a period of 20 business days or such longer period as may be required by law. To the extent an Asset Sale Offer is oversubscribed, Securities shall be purchased among holders on a proportionate basis (based on the relative aggregate principal amounts validly tendered for purchase by holders thereof). To the extent the Asset Sale Offer is not fully subscribed to by the holders of the Securities, the Company may retain and utilize any unutilized portion of the Net Cash
Proceeds for any purpose consistent with the other terms of this Indenture.

            (b) Notwithstanding the foregoing, the Company and any Restricted Subsidiary will not be required to comply with clause (b) of the first sentence of the immediately preceding paragraph with respect to Asset Sales by the Company or any Restricted Subsidiary of (i) the Capital Stock or assets of PTC Cellular, Inc., (ii) the Company's 23.75% interest in Artel Business & Telecommunications, Inc. ("Artel") and (iii) the Company's inmate telephone business; provided that, in the case of the inmate telephone business, such noncompliance will only be permitted to the extent the Company delivers to the Trustee a written opinion from an Independent Financial Advisor to the effect of clause (a) of the first sentence of the immediately preceding paragraph. In addition to the foregoing, the Company and any Restricted Subsidiary will not be required to comply with the second sentence of the immediately preceding paragraph with respect to Net Cash Proceeds from Asset Sales by the Company or any Restricted Subsidiary of (i) the Capital Stock or assets of PTC Cellular, Inc., (ii) the Company's inmate telephone business, and (iii) the Company's 23.75% interest in Artel; provided that the Net Cash Proceeds from any Asset Sale of Discontinued Operations (exclusive of the Other Senior Debt Pro Rata Share of such Net Cash Proceeds in the case of an Asset Sale of the assets of PTC Cellular, Inc.) shall be required to be applied as follows: (A) the Company or any Restricted Subsidiary may retain up to $5,000,000 of such Net Cash Proceeds; (B) the Company or any Restricted Subsidiary may apply up to 50% of any such Net Cash Proceeds in excess of $5,000,000 in the manner provided by clause (b) of the second sentence of the preceding paragraph; and (C) up to 50% of any such Net Cash Proceeds in excess of $5,000,000, together with any such excess Net Cash Proceeds not applied as contemplated by the preceding clause (B) within the time frame required by clause (b) of the second sentence of the preceding paragraph (collectively, "Discontinued Operations Excess Proceeds"), shall be used by the Company to make an offer to purchase

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Securities at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date of purchase; provided, further, that the Company may defer any such offer to purchase contemplated by the preceding clause (C) until the aggregate Discontinued Operations Excess Proceeds is in excess of such $5,000,000, at which time the entire Discontinued Operations Excess Proceeds, and not just the amount in excess of $5,000,000, shall be utilized to make an offer to purchase. Such offer to purchase shall be made within 45 days after such threshold is exceeded and shall comply with the same requirements for an Asset Sale Offer otherwise set forth in this Section 10.14.

            (c) Notice of an Asset Sale Offer shall be mailed by the Company to all Holders of Securities not less than 20 Business Days nor more than 40 Business Days before the
Asset Sale Purchase Date at their last registered address with a copy to the Trustee and the Paying Agent. The Asset Sale
Offer shall remain open from the time of mailing for at least
20 Business Days and until at least 5:00 p.m., New York City time, on the Asset Sale Purchase Date. The notice, which shall govern the terms of the Asset Sale Offer, shall include such disclosures as are required by law and shall state:

            (i) that the Asset Sale Offer is being made pursuant to this Section 10.14;

           (ii) the Asset Sale Offer Price (including the amount of accrued interest, if any) for each Security, the Asset
      Sale Purchase Date and the date on which the Asset Sale
      Offer expires;

          (iii) that any Security not tendered or accepted for payment will continue to accrue interest in accordance with the terms thereof;

           (iv) that, unless the Company shall default in the payment of the Asset Sale Offer Price, any Security accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Asset Sale Purchase Date;

            (v) that Holders electing to have Securities purchased pursuant to an Asset Sale Offer will be required to surrender their Securities to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the Asset Sale Purchase Date with the

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

      "Option of Holder to Elect Purchase" on the reverse thereof completed and must complete any form of letter of transmittal proposed by the Company and acceptable to the Trustee and the Paying Agent;

           (vi) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the Asset Sale Purchase Date, a tested telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities the Holder delivered for purchase, the Security certificate number (if any) and a statement that such Holder is withdrawing his election to have such Securities purchased;

          (vii) that if Securities in a principal amount in excess of the Holder's pro rata share of the amount of Net Cash Proceeds are tendered pursuant to the Asset Sale Offer, the Company shall purchase Securities on a pro rata basis among the Securities tendered (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000 or integral multiples of $1,000 shall be acquired);

         (viii) that Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered;

           (ix) the instructions that Holders must follow in order to tender their Securities; and

            (x) information concerning the business of the Company, the most recent annual and quarterly reports of the Company filed with the Commission pursuant to the Exchange Act (or, if the Company is not required to file any such reports with the Commission, the comparable reports prepared pursuant to Section 10.09), a description of material developments in the Company's business, information with respect to pro forma historical financial information after giving effect to such Asset Sale and Asset Sale Offer and such other information as would be material to a Holder of Securities in connection with the decision of such Holder as to whether or not it should tender Securities pursuant to the Asset Sale Offer.

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


            (d) On the Asset Sale Purchase Date, the Company shall (i) accept for payment, on a pro rata basis, Securities or portions thereof tendered pursuant to the Asset Sale Offer,
(ii) deposit with the Paying Agent money, in immediately available funds, in an amount sufficient to pay the Asset Sale Offer Price of all Securities or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Securities so accepted together with an Officers' Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly (but in any case, no later than five Business Days after the Asset Sale Purchase Date) mail or deliver to Holders of Securities so accepted payment in an amount equal to the Asset Sale Offer Price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Asset Sale Offer not later than the first Business Day following the Asset Sale Purchase Date. To the extent an Asset Sale Offer is not fully subscribed to by such Holders, the Company may retain (free and clear of the Lien of this Indenture) such unutilized portion of the Net Cash Proceeds. The Paying Agent shall promptly deliver to the Company the balance of any such Net Cash Proceeds held by the Paying Agent after payment to the Holders of Securities as aforesaid. For purposes of this Section 10.14, the Trustee shall act as Paying Agent.

            (e)  The Company shall comply, to the extent
applicable, with the requirements of Section 14(e) and Rule 14e-1 under the Exchange Act and any other applicable securities laws or regulations in connection with the repurchase of Securities pursuant to the Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 10.14, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 10.14 by virtue thereof.

            (f) Prior to the commencement of an Asset Sale Offer, the Company shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent to such Asset Sale Offer have been complied with.

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

            Section 10.15.  Change of Control.

            Upon the occurrence of a Change of Control (the date of such occurrence, the "Change of Control Date"), the Company shall be obligated to make an offer to purchase (a "Change of Control Offer"), and shall, subject to the provisions described below, purchase, on a business day (the "Change of Control Purchase Date") not more than 60 nor less than 30 days following the occurrence of the Change of Control, all of the then outstanding Securities at a purchase price (the "Change of Control Purchase Price") equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the Change of Control Purchase Date. The Company shall be required to purchase all Securities properly tendered into the Change of Control Offer and not withdrawn.

            Notice of a Change of Control Offer shall be mailed by the Company not later than the 30th day after the Change of Control Date to the Holders of Securities at their last registered addresses with a copy to the Trustee and the Paying Agent. The Change of Control Offer shall remain open from the time of mailing for at least 20 Business Days and until 5:00 p.m., New York City time, on the Change of Control Purchase Date. The notice, which shall govern the terms of the Change of Control Offer, shall include such disclosures as are required by law and shall state:

            (a) that the Change of Control Offer is being made pursuant to this Section 10.15 and that all Securities validly tendered into the Change of Control Offer and not withdrawn will be accepted for payment;

            (b) the purchase price (including the amount of accrued interest, if any) for each Security, the Change of Control Purchase Date and the date on which the Change of Control Offer expires;

            (c) that any Security not tendered for payment will continue to accrue interest in accordance with the terms thereof;

            (d) that, unless the Company shall default in the payment of the purchase price, any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date;

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

            (e) that Holders electing to have Securities purchased pursuant to a Change of Control Offer will be required to surrender their Securities to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the Change of Control Purchase Date with the "Option of Holder to Elect Purchase" on the reverse thereof completed and must complete any form letter of transmittal proposed by the Company and acceptable to the Trustee and the Paying Agent;

            (f) that Holders of Securities will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the Change of Control Purchase Date, a tested telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities the Holder delivered for purchase, the Security certificate number (if any) and a statement that such Holder is withdrawing its election to have such Securities purchased;

            (g) that Holders whose Securities are purchased only in part will be issued Securities equal in principal amount to the unpurchased portion of the Securities surrendered;

            (h) the instructions that Holders must follow in order to tender their Securities; and

            (i) information concerning the business of the Company, the most recent annual and quarterly reports of the Company filed with the SEC pursuant to the Securities Exchange Act (or,if the Company is not then required to file any such reports with the SEC, the comparable reports prepared pursuant to Section 10.09), a description of material developments in the Company's business, information with respect to pro forma historical financial information after giving effect to such Change of Control and such other information concerning the circumstances and relevant facts regarding such Change of Control and Change of Control Offer as would be material to a Holder of Securities in connection with the decision of such Holder as to whether or not it should tender Securities pursuant to the Change of Control Offer, including information regarding the persons acquiring control and such persons' business plans going forward.

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

            On the Change of Control Purchase Date, the Company shall (i) accept for payment Securities or portions thereof validly tendered pursuant to the Change of Control Offer,
(ii) deposit with the Paying Agent money, in immediately available funds, sufficient to pay the purchase price of all Securities or portions thereof so tendered and accepted and
(iii) deliver to the Trustee the Securities so accepted together with an Officers' Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Change of Control Offer not later than the first Business Day following the Change of Control Purchase Date.

            The Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

            The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act, and any other securities laws or regulations in connection with the repurchase of Securities pursuant to a Change of Control Offer.

            Section 10.16.  Limitation on Liens.

            The Company will not, and will not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Liens of any kind against or upon any of its property or assets, or any proceeds therefrom, except for (a) Liens existing as of the Issue Date; (b) Liens on property or assets of the Company securing the obligations under the Credit
Agreement; (c) Liens in favor of the Company or any Restricted
Subsidiary of the Company; (d) Liens on property or assets securing Subordinated Indebtedness; provided that the Securities are secured by a Lien on such property or assets that is senior in priority to such Liens; (e) Liens on property or assets securing Indebtedness of the Company ranking pari passu in right of payment with the Securities (other than pursuant to the preceding clause (b)); provided that the Securities are secured by a Lien on such property or assets that is equal and ratable with such Liens; and
(f) Permitted Liens.

            Section 10.17.  Limitation on Issuances and Sales of
Preferred Stock by Restricted Subsidiaries.

            The Company (i) will not permit any of the Restricted Subsidiaries to issue any Preferred Stock (other than to the Company or to a Restricted Subsidiary) and (ii) will not permit any person (other than the Company or a Restricted Subsidiary) to own any Preferred Stock of any Restricted Subsidiary.

            Section 10.18.  Limitation on Dividends and Other
Payment Restrictions Affecting Restricted Subsidiaries.

            The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock or any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness owed to the Company or any other Restricted Subsidiary, (c) make loans or advances to the Company or any other Restricted Subsidiary, (d) transfer any of its properties or assets to the Company or to any other Restricted Subsidiary (other than any customary restriction on transfers of property subject to a Lien permitted under this Indenture which would not materially adversely affect the Company's ability to satisfy its obligations under the Securities and this Indenture) or (e) guarantee any Indebtedness of the Company or any other Restricted Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) customary non-assignment provisions of any contract or any licensing agreement entered into by the Company or any of the Restricted Subsidiaries in the ordinary course of business or any lease governing a leasehold interest of the Company or any Restricted Subsidiary,
(iii) the Credit Agreement as in effect on the Issue Date and
(iv) any agreement or other instrument of a person acquired by the Company or any Restricted Subsidiary in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any person, or the properties or assets of any person, other than the person, or the property or assets of the person, so acquired.

                              ARTICLE ELEVEN

                         REDEMPTION OF SECURITIES

            Section 11.01.  Right of Redemption.

            The Securities may be redeemed as a whole or from time to time in part, at any time on or after July 15, 2000, at the option of the Company subject to the conditions and at the Redemption Prices specified in the forms of Security, together with accrued interest to the Redemption Date.

            In addition, prior to July 15, 1998, in the event of one or more Equity Offerings consummated after the Issue Date (other than the sale of the UBS Capital Preferred Stock) for aggregate gross proceeds to the Company equal to or exceeding $10,000,000, the Company may redeem in the aggregate up to a maximum of 20% of the principal amount of the Securities originally issued with the net proceeds thereof at a redemption price equal to 111-1/4% of the principal amount thereof, plus accrued and unpaid interest to the Redemption Date.

            Section 11.02.  Applicability of Article.

            Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

            Section 11.03.  Election To Redeem; Notice to
Trustee.

            The election of the Company to redeem any Securities pursuant to Section 11.01 shall be evidenced by a Board Resolution and an Officers' Certificate. In case of any redemption at the election of the Company, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed.

            Section 11.04.  Selection by Trustee of Securities To
Be Redeemed.

            If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 60 days and not less than

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

30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption in compliance with the requirements of the principal national securities exchange, if any, on which the Securities being redeemed are listed, or, if the Securities are not listed on a national securities exchange, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate; provided that no Securities of a principal amount of $1,000 or less shall be redeemed in part; provided, further, that any redemption pursuant to the provisions of the Securities relating to a sale of the Company's Common Stock pursuant to one or more Equity Offerings shall be made on a pro rata basis or as nearly a pro rata basis as practicable (subject to DTC procedures).

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

            Section 11.05.  Notice of Redemption.

            Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder appearing in the Security Register.

            All notices of redemption shall state:

            (a)  the Redemption Date;

            (b)  the Redemption Price;

            (c) if less than all Outstanding Securities are to be redeemed, the identification of the particular
      Securities to be redeemed;

            (d) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

            (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption
      Price;

            (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

            (g) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

            (h) the CUSIP number, if any, relating to such Securities; and

            (i) the paragraph of the Securities pursuant to which the Securities are being redeemed.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

            The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

            Section 11.06.  Deposit of Redemption Price.

            On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in same day funds sufficient to pay the Redemption Price of, and accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

            Section 11.07.  Securities Payable on Redemption
Date.

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date,

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

become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 3.07.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate then borne by such Security.

            Section 11.08.  Securities Redeemed or Purchased in
Part.

            Any Security which is to be redeemed or purchased only in part shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to
Section 10.02 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to, the Company, the Security Registrar or the Trustee duly executed by the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal of the Security so surrendered that is not redeemed or purchased.


                              ARTICLE TWELVE

                        SATISFACTION AND DISCHARGE

            Section 12.01.  Satisfaction and Discharge of
Indenture.

            This Indenture shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for, the Company's obligations under Section 6.07 hereof, and the Trustee's and Paying Agent's obligations under Section 4.06 hereof) and the Trustee, on written demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

            (a)  either

            (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 hereof and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

            (ii) all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has irrevocably deposited or caused to be deposited with the Trustee in trust for the purpose an amount of money sufficient to pay and discharge the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for the principal of, premium, if any, and interest to the date of such deposit;

            (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (c)  the Company has delivered to the Trustee
(i) irrevocable instructions to apply the deposited money toward payment of the Securities at the Stated Maturities and the Redemption Dates thereof, and (ii) an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under
Section 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause (a)(ii) of this Section 12.01, the obligations of the Trustee under Section 12.02 and the last paragraph of Section 10.03 shall survive.

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

            Section 12.02.  Application of Trust Money.

            Subject to the provisions of the last paragraph of
Section 10.03, all money deposited with the Trustee pursuant to
Section 12.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the persons entitled thereto, of the principal of, premium, if any, and interest on the Securities for whose payment such money has been deposited with the Trustee.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                    PEOPLES TELEPHONE COMPANY, INC.



                                    By:
                                        ---------------------------
                                        Name:
                                        Title:

Attest: _________________
        Title:


                                    FIRST UNION NATIONAL BANK
                                      OF NORTH CAROLINA, as Trustee



                                    By:
                                       ----------------------------
                                        Name:
                                        Title:

                                                                  EXHIBIT A


                    FORM OF CERTIFICATE TO BE DELIVERED
                      IN CONNECTION WITH TRANSFERS TO
                NON-QIB INSTITUTIONAL ACCREDITED INVESTORS



PEOPLES TELEPHONE COMPANY, INC.
c/o First Union National Bank of
      North Carolina
230 South Tryon Street, 8th Floor
Charlotte, North Carolina  28288-1179
Attention:  Corporate Trust Administration

Dear Ladies and Gentlemen:

            In connection with our proposed purchase of $ aggregate principal amount of the 12-1/4% Senior Notes due 2002
(the "Notes") of Peoples Telephone Company, Inc., a New York corporation (the "Company"), we confirm that:

            1. We understand that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). We agree on our own behalf and on behalf of any investor account for which we are purchasing the Notes to offer, sell or otherwise transfer such Notes prior to the date which is three years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Notes, or any predecessor thereto (the "Resale Restriction Termination Date") only (a) to the Company,
      (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "qualified institutional buyer" under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pur-suant to offers and sales to "non-U.S. persons" that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraph
      (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring Notes for its own account or for the account of such an institutional "accredited investor" for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property and the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) and
      (7) of Rule 501 under the Securities Act and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. We acknowledge on our own behalf and on behalf of any investor account for which we are purchasing Notes that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Notes pursuant to clauses (d), (e) and (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

            2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

            3. We are acquiring the Notes purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

            4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                    Very truly yours,


                                    ------------------------------
                                          (NAME OF PURCHASER)

                                    By:
                                       ---------------------------

                                    Date:
                                       ---------------------------

Upon transfer, the Notes should be registered in the name of the new beneficial owner as follows:

Name:
     -------------------------------------------------------------
Address:
        ----------------------------------------------------------
Taxpayer ID Number:
                   -----------------------------------------------

                                                                  EXHIBIT B


                    FORM OF CERTIFICATE TO BE DELIVERED
                   UPON TERMINATION OF RESTRICTED PERIOD


                                              [On or after August 28, 1995]


PEOPLES TELEPHONE COMPANY, INC.
c/o First Union National Bank of
      North Carolina
230 South Tryon Street, 8th Floor
Charlotte, North Carolina  28288-1179
Attention:  Corporate Trust Administration

            Re:   Peoples Telephone Company, Inc. (the "Company")
                  12-1/4% Senior Notes due 2002 (the "Securities")

Dear Ladies and Gentlemen:

            This letter relates to $_______ principal amount of Securities represented by the temporary global note certificate (the "Temporary Certificate"). Pursuant to Section 3.01 of the Indenture dated as of July 15, 1995 relating to the Securities (the "Indenture"), we hereby certify that (1) we are the beneficial owner of such principal amount of Securities represented by the Temporary Certificate and (2) we are a person outside the United States to whom the Securities could be transferred in accordance with Rule 904 of Regulation S ("Regulation S") promulgated under the U.S. Securities Act of 1933, as amended. Accordingly, you are hereby requested to issue a Physical Security representing the undersigned's interest in the principal amount of Securities represented by the Temporary Certificate, all in the manner provided by the Indenture.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                    Very truly yours,

                                    [Name of Holder]


                                    By:
                                       --------------------------
                                          Authorized Signature

                                                                  EXHIBIT C


                    FORM OF CERTIFICATE TO BE DELIVERED
                       IN CONNECTION WITH TRANSFERS
                         PURSUANT TO REGULATION S



PEOPLES TELEPHONE COMPANY, INC.
c/o First Union National Bank of
      North Carolina
230 South Tryon Street, 8th Floor
Charlotte, North Carolina  28288-1179
Attention:  Corporate Trust Administration

            Re:   Peoples Telephone Company, Inc. (the "Company")
                  12-1/4% Senior Notes due 2002 (the "Securities")

Dear Ladies and Gentlemen:

            In connection with our proposed sale of $__________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S ("Regulation S") under the U.S. Securities Act of 1933, as amended, and, accordingly, we represent that:

            (1) the offer of the Securities was not made to a person in the United States;

            (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

            (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;
      and

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S.
      Securities Act of 1933, as amended.

In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of

Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                    Very truly yours,

                                    [Name of Transferor]

                                    By:
                                        -------------------------
                                        Authorized Signature

                                    Date:
                                         ------------------------

                             C-2